SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC 20549


                           FORM 8-K



                    Current Report Pursuant
                 to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of report (date of earliest event reported ) December 20, 1993

                    Brendle's Incorporated
      (Exact Name of Registrant as Specified in its Charter)

                        North Carolina
         (State or Other Jurisdiction of Incorporation)

     33-13622                                       56-0497852
Commission File Number                I.R.S. Employer Identification Number

                              910/526-5600
            (Registrant's Telephone Number, Including Area Code)




          (Former Name or Former Address, If Changed Since Last Report)






ITEM 3.   Bankruptcy or Receivership

    On November 23, 1992, Brendle's Incorporated (the "Company") and Brendle's Stores, Inc., the Company's wholly-owned operating subsidiary, filed for protection under Chapter 11 of the United States Bankruptcy Code by filing a petition with the United States Bankruptcy Court for the Middle District of North Carolina (the "Court"). Since the date the petition was filed, the Company has worked to develop a joint Plan of Reorganization (the "Plan"), which sets forth payment terms to creditors and provides for other organizational and operational changes for the reorganized Company. A hearing on the Plan was held on November 14, 1993, and an order approving the Plan was entered on December 20, 1993 for the Company and on December 23, 1993 for Brendle's Stores, Inc. A notice of appeal of the Order confirming the Plan was filed on December 28, 1993 by three individual creditors and retiree claimants. The appeal is pending as of the date of this report.

    The Plan that has been developed by the Company and that has been confirmed by the Court has been included with this report and is hereby incorporated herein by this reference. Summarily, the Plan provides for the full payment of all claims of The CIT Group/Business Credit, Inc., the Company's debtor-in-possession lender, and all allowed secured claims, priority claims and administrative claims, (as those claims are defined in the Plan). The Plan further provides that general unsecured creditors may elect to receive either (1) a cash payment equal in amount to fifty-two percent (52%) of the amount of their unsecured claim or
(2) a Reorganization Note equal to eighty percent (80%) of their allowed unsecured claims. The Reorganization Notes, which will be dated as of April 30, 1994, will bear interest at the rate of eight percent (8%) per annum and will be payable over a ten (10)-year term. For the first two (2) years the Reorganization Notes will accrue interest only and no payments will be made to Reorganization Note holders. At the end of two (2) years, the principal amount of the Reorganization Note, plus accrued but unpaid interest, shall be capitalized, and during the third year, interest on the capitalized principal balance shall be paid semi-annually. Thereafter, interest on the unpaid principal balance shall be due and payable semi-annually. Annual principal payments will be made at the end of years four (4) through ten (10) in the respective amounts as follows: 11%, 12%, 13%, 14.1%, 15.3%, 16.6% and 18%. The
Reorganization Notes also include standard default provisions.

    In addition to the items set forth above, all general unsecured creditors will receive with respect to their allowed claims a pro rata distribution of stock in the Company, which, in the aggregate, will constitute thirty-five percent (35%) of the then outstanding stock of the Company. As of the date of this report, the Company has outstanding 8,301,644 shares of common stock and will reserve 4,463,456 shares of common stock for issuance in accordance with the Plan. Also, the Plan provides that certain of the Company's creditors will have a right to appoint
(two) directors to serve on the Company's Board of Directors.

    The Plan contemplates that the Company will have access to a credit facility in the form of a revolving line of credit which, when added to other funds available to the Company, should be sufficient to fund its obligations under the Plan. The Plan also contains certain default provisions, one of which provides that if the cash distributions contemplated by the Plan are not made on or before April 30, 1994, an entity described in the Plan as the Credit Management Committee will essentially take over management of the Company and will be vested with powers and authorities of a Chapter 11 trustee and the Board of Directors. If the Creditor Management Committee were to assume control of the Company, it is likely that the Company would be liquidated and that the Company's current shareholders would receive nothing.

    Information relating to the Company's assets and liabilities as of October 30, 1993 are set forth below.

                                                             BRENDLE'S INCORPORATED

(Debtor-in-Possession)

                                                             Consolidated Balance Sheet
                                                             (Unaudited)
                                                             (In thousands except per share data)

                                                               October 30,
January 30, October 31,
                                                                 1993       1993        1992
Assets
Current Assets:
    Cash and temp. cash invest.                              $   23,672  $   36,594  $    1,800
    Accounts receivable                                           3,321       6,336       1,810
    Merchandise inventories                                      74,147      57,893     104,565
    Income taxes receivable                                        ---       ---             59
    Prepaid inventory                                             1,365       4,767        ---
    Prepaid expenses                                              1,004       867         3,224
      Total current assets                                      103,509     106,457     111,458

Property and equipment, less accumulated
    depreciation and amortization                                25,180      40,364      42,362
Other assets                                                        503       666           697
                                                             $  129,192  $  147,487  $  154,517
Liabilities and Shareholders' Equity
Current liabilities:
    Notes payable to bank                                    $     ---   $   ---     $   43,000
    Notes payable to affiliated parties                            ---       ---          2,000
    Notes payable - D.I.P.                                        1,900      ---           ---
    Current portion of long-term debt                              ---       ---          7,000
    Current portion of capitalized lease obligations               ---       ---          1,442
    Current portion of restructuring expenses                     1,374       6,603       7,126
    Accounts payable - trade                                     13,699       1,184      48,964
    Accrued compensation                                            551       1,108         996
    Other accrued liabilities                                     4,359       2,713       6,597
      Total current liabilities                                  21,883      11,608     117,125

Liabilities subject to compromise                               102,727     111,113        ---

Long-term debt, less current portion                               ---        ---         2,982
Capitalized lease obligations, less current portion                ---         ---        4,944
Restructuring, less current portion                                ---         ---          478
Other liabilities                                                  ---         ---        2,115
Other deferred credit                                              ---         ---          478
    Total Liabilities                                           124,610     122,721     128,122

Shareholders' equity:
    Common stock, $1 par value, 20,000,000
      shares authorized, 8,301,644, 8,289,276
      and 8,053,702 shares issued                                 8,302       8,289       8,054
    Capital in excess of par value                               18,109      18,111      17,816
    Retained earnings (deficit)                                 (21,829)     (1,634)        525

Total shareholders' equity                                        4,582      24,766      26,395
                                                             $  129,192  $  147,487  $  154,517

ITEM 7. Financial Statement and Exhibits
     a) Financial Statements: None required.
     b) Pro Forma Financial Information: None required.
     c) Exhibits:
        1. First Amended Joint Plan of Reorganization of Brendle's Incorporated and Brendle's Stores, Inc. dated November 10, 1993.

                        IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                                   )
                                   )
          In re:                   )
                                   )
                                   )
          BRENDLE'S INCORPORATED   )    Case Number B-92-14519C-11W
                                   )
                                   )
                         Debtor.   )
                                   )
                                   )
          In re:                   )
                                   )
                                   )
          BRENDLE'S STORES, INC.   )    Case Number B-92-14520C-11W
                                   )
                                   )
                                   )
                         Debtor.   )
                                   )



                 DEBTORS' FIRST AMENDED JOINT PLAN OF REORGANIZATION

                                  November 10, 1993

                                            R. Bradford Leggett
                                            C. Edwin Allman, III
                                            Catharine R. Carruthers
                                            M. Joseph Allman
                                            ALLMAN   SPRY    HUMPHREYS   &
                                            LEGGETT, P.A.
                                            380  Knollwood  Street,  Suite 700
                                            Post Office Drawer 1529
                                            Winston-Salem, NC 27113-5129
                                            Telephone:  (919) 722-2300
                                            Counsel for the Debtors











                                  TABLE OF CONTENTS

            ARTICLE I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

                  SUMMARY OF PLAN . . . . . . . . . . . . . . . . . . . . . . . . . .    1

            ARTICLE II  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

                  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

                        2.1   Administrative Expense  . . . . . . . . . . . . . . . .    2
                        2.2   Allowed . . . . . . . . . . . . . . . . . . . . . . . .    2
                        2.3   Ballot  . . . . . . . . . . . . . . . . . . . . . . . .    2
                        2.4   Bank Group  . . . . . . . . . . . . . . . . . . . . . .    2
                        2.5   Bankruptcy Causes of Action . . . . . . . . . . . . . .    2
                        2.6   Bankruptcy Code . . . . . . . . . . . . . . . . . . . .    3
                        2.7   Bankruptcy Court  . . . . . . . . . . . . . . . . . . .    3
                        2.8   Bankruptcy Rules  . . . . . . . . . . . . . . . . . . .    3
                        2.9   Brenco  . . . . . . . . . . . . . . . . . . . . . . . .    3
                        2.10  Douglas D. Brendle  . . . . . . . . . . . . . . . . . .    3
                        2.11  Brendle's Incorporated  . . . . . . . . . . . . . . . .    3
                        2.12  Brendle's Stores, Inc.  . . . . . . . . . . . . . . . .    3
                        2.13  Business Day  . . . . . . . . . . . . . . . . . . . . .    3
                        2.14  Cash Option . . . . . . . . . . . . . . . . . . . . . .    3
                        2.15  Causes of Action  . . . . . . . . . . . . . . . . . . .    3
                        2.16  Chapter 11  . . . . . . . . . . . . . . . . . . . . . .    4
                        2.17  Chapter 11 Cases  . . . . . . . . . . . . . . . . . . .    4
                        2.18  CIT . . . . . . . . . . . . . . . . . . . . . . . . . .    4
                        2.19  CIT Administrative Claim  . . . . . . . . . . . . . . .    4
                        2.20  Claim . . . . . . . . . . . . . . . . . . . . . . . . .    4
                        2.21  Class . . . . . . . . . . . . . . . . . . . . . . . . .    4
                        2.22  Confirmation Date . . . . . . . . . . . . . . . . . . .    4
                        2.23  Confirmation Order  . . . . . . . . . . . . . . . . . .    4
                        2.24  Convenience Claim . . . . . . . . . . . . . . . . . . .    4
                        2.25  Creditor  . . . . . . . . . . . . . . . . . . . . . . .    4
                        2.26  Creditor Management Committee or CMC  . . . . . . . . .    5
                        2.27  Debtors . . . . . . . . . . . . . . . . . . . . . . . .    5
                        2.28  Default . . . . . . . . . . . . . . . . . . . . . . . .    5
                        2.29  DIP Facility  . . . . . . . . . . . . . . . . . . . . .    5
                        2.30  DIP Order . . . . . . . . . . . . . . . . . . . . . . .    5
                        2.31  Disclosure Statement  . . . . . . . . . . . . . . . . .    5
                        2.32  Disputed Claim  . . . . . . . . . . . . . . . . . . . .    5
                        2.32.1      Disputed Claim Reserve  . . . . . . . . . . . . .    5
                        2.33  Effective Date  . . . . . . . . . . . . . . . . . . . .    5
                        2.34  Election Form . . . . . . . . . . . . . . . . . . . . .    5
                        2.35  Employee Wage or Benefit Claim  . . . . . . . . . . . .    6
                        2.36  Entity  . . . . . . . . . . . . . . . . . . . . . . . .    6
                        2.37  Estate Property . . . . . . . . . . . . . . . . . . . .    6
                        2.38  Filing Date . . . . . . . . . . . . . . . . . . . . . .    6
                        2.39  Final Order . . . . . . . . . . . . . . . . . . . . . .    6
                        2.40  General Unsecured Claim . . . . . . . . . . . . . . . .    6
                        2.41  Intercompany Claims . . . . . . . . . . . . . . . . . .    6
                        2.42  Interest  . . . . . . . . . . . . . . . . . . . . . . .    6
                        2.43  Inventory Return Adjustment . . . . . . . . . . . . . .    6
                        2.44  Note Option . . . . . . . . . . . . . . . . . . . . . .    6
                        2.45  Plan  . . . . . . . . . . . . . . . . . . . . . . . . .    7
                        2.45.1      Plan Reserve Account  . . . . . . . . . . . . . .    7
                        2.46  Priority Claim  . . . . . . . . . . . . . . . . . . . .    7
                        2.47  Reclamation Claims  . . . . . . . . . . . . . . . . . .    7
                        2.48  Reorganized Company . . . . . . . . . . . . . . . . . .    7
                        2.49  Reorganization Credit Facility  . . . . . . . . . . . .    7
                        2.50  Reorganization Fund . . . . . . . . . . . . . . . . . .    7
                        2.51  Reorganization Note . . . . . . . . . . . . . . . . . .    7
                        2.52  Secured Claim . . . . . . . . . . . . . . . . . . . . .    7
                        2.53  Stock of Brendle's Incorporated . . . . . . . . . . . .    7
                        2.54  Stock of the Reorganized Company  . . . . . . . . . . .    7
                        2.55  Substantial Consummation  . . . . . . . . . . . . . . .    8
                        2.56  Substantive Consolidation . . . . . . . . . . . . . . .    8
                        2.57  Tax Claims  . . . . . . . . . . . . . . . . . . . . . .    8
                        2.58  Unsecured Claim . . . . . . . . . . . . . . . . . . . .    8
                        2.59  Unsecured Creditor  . . . . . . . . . . . . . . . . . .    8
                        2.60  Unsecured Creditors Committee . . . . . . . . . . . . .    8
                        2.61  Additional Definitions Applicable to CIT  . . . . . . .    8

                              a.    CIT Revolving Credit Agreement  . . . . . . . . .    8
                              b.    Loan Documents or Related Documents . . . . . . .    8
                              c.    Obligations . . . . . . . . . . . . . . . . . . .    8

            ARTICLE III . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

                  CLASSIFICATION, IMPAIRMENT AND TREATMENT OF CLAIMS AND INTERESTS  .    9

                        3.1   Class 1 -  Administrative Expenses (other than the CIT
                              Administrative Claim) . . . . . . . . . . . . . . . . .    9
                              a.    Classification  . . . . . . . . . . . . . . . . .    9
                              b.    Impairment  . . . . . . . . . . . . . . . . . . .    9
                              c.    Treatment . . . . . . . . . . . . . . . . . . . .    9
                        3.2   Class 2 - CIT Claim . . . . . . . . . . . . . . . . . .    9
                              a.    Classification  . . . . . . . . . . . . . . . . .    9
                              b.    Impairment  . . . . . . . . . . . . . . . . . . .    9
                              c.    Treatment . . . . . . . . . . . . . . . . . . . .    9
                        3.3   Class 3 - Wage and Benefit Claims . . . . . . . . . . .   11
                              a.    Classification  . . . . . . . . . . . . . . . . .   11
                              b.    Impairment  . . . . . . . . . . . . . . . . . . .   11
                              c.    Treatment . . . . . . . . . . . . . . . . . . . .   11
                        3.4   Class 4 - Tax Claims  . . . . . . . . . . . . . . . . .   11
                              a.    Classification  . . . . . . . . . . . . . . . . .   11
                              b.    Impairment  . . . . . . . . . . . . . . . . . . .   11
                              c.    Treatment . . . . . . . . . . . . . . . . . . . .   11
                        3.5   Class 5 - Bank Group Secured Claim  . . . . . . . . . .   12
                              a.    Classification  . . . . . . . . . . . . . . . . .   12
                              b.    Impairment  . . . . . . . . . . . . . . . . . . .   12
                              c.    Treatment . . . . . . . . . . . . . . . . . . . .   12
                              d.    Default . . . . . . . . . . . . . . . . . . . . .   12

                                                  ii


                        3.6   Class  6  -  Brenco  and Douglas  D.  Brendle  Secured
                              Claims  . . . . . . . . . . . . . . . . . . . . . . . .   12
                              a.    Classification  . . . . . . . . . . . . . . . . .   13
                              b.    Impairment  . . . . . . . . . . . . . . . . . . .   13
                              c.    Treatment . . . . . . . . . . . . . . . . . . . .   13
                              d.  Default . . . . . . . . . . . . . . . . . . . . . .   13
                        3.7   Class 7 - Other Secured Claims  . . . . . . . . . . . .   13
                              a.    Classification  . . . . . . . . . . . . . . . . .   13
                              b.    Impairment  . . . . . . . . . . . . . . . . . . .   13
                              c.    Treatment . . . . . . . . . . . . . . . . . . . .   13
                        3.8   Class 8 - Retiree Claimants . . . . . . . . . . . . . .   13
                              a.    Classification  . . . . . . . . . . . . . . . . .   13
                              b.    Impairment  . . . . . . . . . . . . . . . . . . .   14
                              c.    Treatment . . . . . . . . . . . . . . . . . . . .   14
                        3.9   Class 9 - General Unsecured Claims  . . . . . . . . . .   14
                              a.    Classification  . . . . . . . . . . . . . . . . .   14
                              b.    Impairment  . . . . . . . . . . . . . . . . . . .   14
                              c.    Treatment . . . . . . . . . . . . . . . . . . . .   14
                              d.    Trust Indenture . . . . . . . . . . . . . . . . .   15
                              e.    Appointment of Directors  . . . . . . . . . . . .   15
                              f.    Default . . . . . . . . . . . . . . . . . . . . .   15
                        3.10  Class 10 - Convenience Claims . . . . . . . . . . . . .   16
                              a.    Classification  . . . . . . . . . . . . . . . . .   16
                              b.    Impairment  . . . . . . . . . . . . . . . . . . .   16
                              c.    Treatment . . . . . . . . . . . . . . . . . . . .   16
                        3.11  Class 11 - Shareholders . . . . . . . . . . . . . . . .   16
                              a.    Classification  . . . . . . . . . . . . . . . . .   16
                              b.    Impairment  . . . . . . . . . . . . . . . . . . .   16
                              c.    Treatment . . . . . . . . . . . . . . . . . . . .   16

            ARTICLE IV  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

                  IMPLEMENTATION OF THE PLAN  . . . . . . . . . . . . . . . . . . . .   16

                        4.1   Generally . . . . . . . . . . . . . . . . . . . . . . .   16
                        4.2   Funding Requirement . . . . . . . . . . . . . . . . . .   17
                        4.3   Funding Sources . . . . . . . . . . . . . . . . . . . .   17
                        4.4   Reorganization Credit Facility  . . . . . . . . . . . .   18
                        4.5   Issuance of Additional Stock  . . . . . . . . . . . . .   18
                        4.6   Substantive Consolidation   . . . . . . . . . . . . . .   18
                        4.7   Vesting of Property in Reorganized Company  . . . . . .   19

            ARTICLE V . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

                  DEFAULT PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . .   19

                        5.1   Default . . . . . . . . . . . . . . . . . . . . . . . .   19
                        5.2   Creditor Management Committee . . . . . . . . . . . . .   20
                        5.2.1 Composition . . . . . . . . . . . . . . . . . . . . . .   21
                        5.2.2.  Duties/Responsibilities . . . . . . . . . . . . .   21
                        5.2.3.  Liability of CMC  . . . . . . . . . . . . . . . .   22


                                                  iii
            ARTICLE VI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22

                  ACCEPTANCE OR REJECTION OF PLAN . . . . . . . . . . . . . . . . . .   22

                        6.1   Separate Voting . . . . . . . . . . . . . . . . . . . .   22
                        6.2   Acceptance by Classes . . . . . . . . . . . . . . . . .   23
                        6.3   Persons Entitled to Vote  . . . . . . . . . . . . . . .   23

            ARTICLE VII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

                  PROVISIONS CONCERNING DISTRIBUTIONS . . . . . . . . . . . . . . . .   24

                        7.1   Distribution Date . . . . . . . . . . . . . . . . . . .   24
                              a.    Cash Distribution . . . . . . . . . . . . . . . .   24
                              b.    Stock Distributions . . . . . . . . . . . . . . .   24
                              c.    Note Distributions  . . . . . . . . . . . . . . .   24
                        7.2   Undeliverable Distributions . . . . . . . . . . . . . .   24
            ARTICLE VIII  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

                  EXECUTORY CONTRACTS AND UNEXPIRED LEASES  . . . . . . . . . . . . .   25

                        8.1   Assumption and Rejection  . . . . . . . . . . . . . . .   25
                        8.2   Bar to Rejection Damages  . . . . . . . . . . . . . . .   25

            ARTICLE IX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

                  PROCEDURES FOR RESOLVING DISPUTED CLAIMS  . . . . . . . . . . . . .   26

                        9.1   Objections to Claims  . . . . . . . . . . . . . . . . .   26
                        9.2   Payments  and Distributions  with respect  to Disputed
                              Claims. . . . . . . . . . . . . . . . . . . . . . . . .   26
                        9.3   Timing of Payments  and Distributions with respect  to
                              Disputed Claims . . . . . . . . . . . . . . . . . . . .   26
                        9.4   Retention and Enforcement of Rights . . . . . . . . . .   26

            ARTICLE X . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27

                  RELEASES, TERMINATIONS AND SETTLEMENTS OF CLAIMS  . . . . . . . . .   27

                        10.1  Discharge  and   Release  by  Holders  of  Claims  and
                              Interests . . . . . . . . . . . . . . . . . . . . . . .   27
                        10.2  Termination of Guaranties and Claims of Subordination .   28
                        10.3  Survival of Indemnification Obligations . . . . . . . .   29
                        10.4  Preferences . . . . . . . . . . . . . . . . . . . . . .   29
                        10.5  Bank Group Release  . . . . . . . . . . . . . . . . . .   29

            ARTICLE XI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30

                  EFFECTUATION AND SUPERVISION OF PLAN  . . . . . . . . . . . . . . .   30

                        11.1  Retention of Jurisdiction . . . . . . . . . . . . . . .   30
                        11.2  Unsecured Creditors Committee . . . . . . . . . . . . .   31


                                                  vi

            ARTICLE XII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

                  MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . . .   31

                        12.1  Compliance with Tax Requirements  . . . . . . . . . . .   31
                        12.2  Binding Effect of Plan  . . . . . . . . . . . . . . . .   31
                        12.3  Non-voting Stock  . . . . . . . . . . . . . . . . . . .   31
                        12.4  Authorization of Corporate Action . . . . . . . . . . .   31
                        12.5  Modification of this Plan . . . . . . . . . . . . . . .   32
                        12.6  Captions  . . . . . . . . . . . . . . . . . . . . . . .   32
                        12.7  Method of Notice  . . . . . . . . . . . . . . . . . . .   32
                        12.8  Reservation . . . . . . . . . . . . . . . . . . . . . .   32
                        12.9  Savings Clause  . . . . . . . . . . . . . . . . . . . .   32



                                         v


               Brendle's Incorporated and Brendle's Stores, Inc., Debtors in the above-captioned Chapter 11 proceedings, propose the following First Amended Joint Plan of Reorganization pursuant to
          Section 1121(a) of the Bankruptcy Code:

                                      ARTICLE I

                                   SUMMARY OF PLAN

               The Plan provides for the full payment of all claims of  The
          CIT Group/Business Credit, Inc.,  and all Allowed Secured Claims,
          Priority  Claims and  Administrative  Claims.   It provides  that
          General Unsecured  Creditors may  elect to receive  either (1)  a cash payment of 52% or (2) a Reorganization Note equal  to 80% of their respective Allowed General  Unsecured Claims.  In addition, all  General Unsecured  Creditors  will receive  with respect  to their Allowed Claims, pro rata, an aggregate distribution of  35%
          of the issued and outstanding stock in the Reorganized Company.

               The Plan contemplates that the Reorganized Company will have access to a Reorganization Credit Facility in the form of a revolving line of credit which, when added to the other funds available to the Reorganized Company at the Effective Date, will be sufficient to fund the Debtors' obligations under this Plan.

               The Plan thus provides for a substantial distribution of both cash and stock in the Reorganized Company to General
          Unsecured Creditors, with the cash distribution being made on Substantial Consummation, which will occur on or before April 30, 1994. The Reorganized Company will emerge from Chapter 11 as a much stronger, more viable business entity which will serve as a excellent source of business for all of its service, advertising and trade suppliers and which will preserve jobs for the Company's 1460 employees.

                                      ARTICLE II

                                     DEFINITIONS

               The capitalized terms used in this Plan shall have the meanings set forth in this Article II or elsewhere in the Plan.
          Any term defined in the Bankruptcy Code or Bankruptcy Rules and not otherwise defined in this Plan shall have the meaning set forth in the Bankruptcy Code or Bankruptcy Rules. A reference to an "Article" or "Paragraph" refers to an Article or Paragraph of the Plan. A reference to a "Section" refers to a Section of the Bankruptcy Code. The rules of construction set forth in Section
          102 of the Bankruptcy Code shall apply in the interpretation of the Plan.


                                          1


               2.1  Administrative  Expense:   (a) Any  cost or  expense of
          administration  of the  Chapter  11 cases  allowed under  Section
          503(b)  including, without  limitation,  any  such allowed  items constituting (i)  actual and  necessary  post-petition costs  and expenses  of preserving  the  Debtors' estates  or operating  the
          businesses  of   the  Debtors,   (ii)  post-petition  costs   and
          indebtedness or obligations duly  and validly incurred or assumed by  the Debtors,  (iii) payments  to cure  defaults on  executory
          contracts  and   unexpired  leases  under   Paragraph  8.1,  (iv)
          compensation or  reimbursement of expenses to  the extent allowed by the  Bankruptcy Court  under Section  330(a);  and (b)  claims arising under I(c)  of a Stipulation of  Compromise of Recognized
          Reclamation Claim filed with the Bankruptcy Court.

               2.2  Allowed:   With respect to Claims  and Interests, other
          than Administrative  Expenses and The  CIT Administrative  Claim,
          (a) any Claim against or interest in either of the Debtors, proof of which was timely filed or by order of the Bankruptcy Court was not  required to be filed, or (b)  any Claim or interest that has been,  or hereafter  is, listed  in the schedules  of liabilities filed by either  of the Debtors as  liquidated in amount and  not disputed or  contingent, and, in  each such case  in (a)  and (b)
          above,  as  to which  either (i)  no  objection to  the allowance thereof has been filed within the applicable period of limitation fixed by the Plan,  the Bankruptcy Code, the Bankruptcy  Rules or
          the Bankruptcy Court, or (ii) an objection has been filed and not withdrawn and the Claim or  interest has been allowed by a  Final
          Order  (but only  to the  extent so  allowed).   Unless otherwise
          expressly specified in the Plan, an Allowed Claim (other than the
          CIT   Administrative  Claim)  shall   not  include  post-petition
          interest on the  principal amount of the Claim.   With respect to
          General Unsecured Claims, such Claims shall be allowed only after adjustment  for  reclamation  settlements,  stock  balancing  and returns for damaged goods and advertising credits.

               2.3  Ballot:  The form  or forms for voting on the Plan that will  be distributed to holders of Claims or interests in classes that  are  impaired under  the Plan  and  entitled to  vote under
          Section 1126, in connection with voting on the Plan.   The Ballot
          to  be  distributed  to  Unsecured  Creditors  shall  contain  an election form consistent with the provisions of Paragraph 3.9(c).

               2.4  Bank Group:  Shall  mean NationsBank of North Carolina,
          N.A.,  First Union  National Bank  of North  Carolina, and  First
          Citizens Bank and Trust Company,  collectively, as the holder  of an Allowed  Secured Claim and an Allowed  Unsecured Claim against the Debtors  which, as  of July  8, 1993,  were in the  estimated
          amounts of 16 million  and 35 million dollars respectively.   The
          Bank  Group also serves as  agent in connection  with the secured claims of Brenco and Douglas D. Brendle.

               2.5  Bankruptcy  Causes  of Action:    Any  and all  Claims,
          rights and Causes  of Action  created by the  Bankruptcy Code  in favor of any Debtor,  including all Claims, rights and  Causes of
          Action  arising under  any  of the  Sections  502, 510,  and  542 through 553, inclusive.


                                          2


               2.6  Bankruptcy Code:   Title 11 of the  United States Code,
          as  amended from  time to time,  as applicable to  the Chapter 11
          cases.    References to  "Section ___"  herein  shall refer  to a
          Section of the Bankruptcy Code, 11 U.S.C. (section mark)101, et seq.

               2.7 Bankruptcy Court: The United States Bankruptcy Court for the Middle District of North Carolina, and any appellate court that exercises jurisdiction over the Chapter 11 cases, also referred to herein as the "Court".

               2.8  Bankruptcy  Rules:   The  Federal  Rules of  Bankruptcy
          Procedure, as amended  from time  to time, as  applicable to  the
          Chapter 11 cases.

               2.9  Brenco:     A   North  Carolina   general   partnership
          consisting of Douglas  D. Brendle, S.  Floyd Brendle, William  F.
          Cosby,  and two trusts under an agreement with J. Harold Brendle, dated October 20, 1982, which leases thirteen (13) stores and the
          corporate  office  building  and  contiguous   warehouse  to  the
          Debtors.  In addition,  in October 1991 Brenco loaned  $1 million to the Debtors on the  same terms extended to the Debtors  by the
          Bank Group.   This loan  is collateralized on a  pari passu basis
          with the Bank Group.

               2.10 Douglas D.  Brendle:    The  Debtors'  Chief  Executive
          Officer  and Chairman  of the  Debtors' Board  of Directors.   In
          October,  1991,  in  conjunction  with  the  Brenco loan  and  as required by  the Bank  Group,  Mr. Brendle  personally loaned  $1 million  to the Debtors on the same terms extended to the Debtors by the Bank Group.  As is the Brenco loan, the Douglas D. Brendle loan is collateralized on a pari passu basis with the Bank Group.

               2.11 Brendle's Incorporated: A North Carolina corporation and Debtor in a Chapter 11 case bearing Case No. B-92-14519C-11W.
          Brendle's Incorporated  is  the parent  corporation of  Brendle's
          Stores, Inc.

               2.12 Brendle's Stores, Inc.: A North Carolina corporation which is a wholly owned subsidiary of Brendle's Incorporated and which is a Debtor in the Chapter 11 case bearing Case No.
          B-92-14520C-11W.  Also designated as "BSI".

               2.13 Business Day: Any day other than a Saturday, Sunday or any other day on which federal law permits banks in New York, New
          York to be closed .

               2.14 Cash Option:  The Option offered to Unsecured Creditors whereby such Creditors may elect to receive a cash payment of 52%
          of their respective Allowed Claims which, together with the stock
          issued  pursuant   to  Paragraph   4.5,  shall  be   in  complete
          satisfaction of their Allowed Unsecured Claims.


               2.15 Causes  of  Action:   Any  and all  actions,  causes of
          action (including  Bankruptcy Causes of  Action), Claims, demands and  liabilities, whether  known or  unknown, in  law, equity  or otherwise, held by or against the Debtors.

                                          3


               2.16 Chapter  11:   Chapter  11 of  Title  11 of  the United
          States Code.

               2.17 Chapter 11 Cases: The Debtors Chapter 11 cases pending before the Bankruptcy Court.

               2.18 CIT:    The  CIT  Group/Business  Credit,  Inc.,  BSI's
          post-petition lender under the DIP Facility.

               2.19 CIT Administrative  Claim:   CIT  Administrative  Claim
          shall  mean all  claims  of  CIT  based  on  all  Obligations  of
          Brendle's Stores, Inc.,  or the Reorganized Company  to CIT (when used  with reference to CIT the term "Obligations" shall have the meaning set forth  in Section  1.01 of the  CIT Revolving  Credit
          Agreement) or  arising under  or pursuant  to  the CIT  Revolving
          Credit  Agreement, any  other Loan  Documents or  the DIP  Order, which  claims,  pursuant to  the DIP  Order, were  granted, among
          other  things,  senior   super-priority  allowed   administrative
          expense  status  in  accordance  with Section  364(c)(1)  of  the
          Bankruptcy  Code having priority over all administrative expenses and  Unsecured  Claims against  Brendle's  Stores,  Inc., or  the
          Reorganized  Company,   of  any   kind  and  nature   whatsoever,
          including, without limitation, all administrative expenses of the kind  specified  in  Section  364(c)(1) of  the  Bankruptcy  Code
          (including, without limitation, the super-priority administrative expense claims of the  Inventory Vendor Creditors, as  defined in the CIT Revolving Credit Agreement) or Sections 503(b) and 507(b)
          of  the  Bankruptcy Code  (with  certain  limited exceptions  for
          Carve-out  Expenses  as  defined  in  the  CIT  Revolving  Credit
          Agreement).

               2.20 Claim:   Any  right  to (a)  payment  from any  of  the
          Debtors,  whether  or  not such  right  is  reduced  to judgment, liquidated, unliquidated, fixed, contingent,  matured, unmatured, disputed, undisputed, legal, equitable, secured  or unsecured; or
          (b)  an equitable remedy for breach of performance if such breach gives rise to a right to payment from any of the Debtors, whether or not such right to an equitable  remedy is reduced to judgment, fixed,  contingent,  matured,  unmatured,  disputed,  undisputed, secured or unsecured.

               2.21 Class: Shall mean any one of the Classes of Claims or Interest designated in Article III of the Plan.

               2.22 Confirmation Date:  The  date on which the Confirmation
          Order is entered.


               2.23 Confirmation Order: The order of the Bankruptcy Court confirming the Plan.

               2.24 Convenience Claim: Any General Unsecured Claim against either of the Debtors that is Allowed in an amount of $100.00 or less.

               2.25 Creditor: Any entity that is the holder of a Claim against any of the
          Debtors that arose on or before the Filing Date or Claim against any of the Debtors' estates of the kinds specified in Sections
          502(g), 502(h) or 502(i).

                                          4


               2.26 Creditor Management  Committee  or CMC:    A  committee
          consisting of three individuals selected by the Bank Group, three individuals selected by the Unsecured Creditors Committee and one individual selected jointly  by the Bank Group  and the Unsecured
          Creditors Committee.   The  Creditor  Management Committee  shall
          have rights and duties as described in Paragraph 5.2 herein.

               2.27 Debtors:  Brendle's Incorporated and  Brendle's Stores,
          Inc., which collectively are also referred to herein as the "Company".

               2.28 Default:    The occurrence  of  an  event described  in
          Paragraph 5.1 which gives rise to the appointment of the Creditor
          Management Committee as provided in Paragraph 5.2.

               2.29 DIP Facility:   The Debtor-in-Possession  Facility with
          CIT  evidenced by  The  Revolving Credit  Agreement  dated as  of
          September 17, 1993, among Brendle's Stores, Inc., as Borrower and
          The CIT  Group/Business Credit, Inc.,  as Lender, as  approved by the DIP Order.

               2.30 DIP Order:  Shall mean  the Final Order dated September
          9, 1993, entered by the Bankruptcy Court in the Chapter 11 case of Brendle's Stores, Inc., authorizing the Debtor to obtain secured super-priority post-petition financing with the CIT
          Group/Business Credit, Inc., pursuant to Section 364(c)(1), (2) and (3) and Section 364(d) of the Bankruptcy Code and Bankruptcy
          Rule 4001 and granting related relief.

               2.31   Disclosure  Statement:    The  Disclosure   Statement
          describing this  Plan, prepared  in accordance with  Section 1125 and  approved by Order of the Bankruptcy Court, to be distributed to the  holders of Claims whose  votes with respect  to this Plan are to be solicited.

               2.32 Disputed Claim:  Any Claim (a) that is scheduled by the
          Debtors as disputed, contingent or unliquidated, or (b) proof of which has been filed with the Bankruptcy Court and with respect to which an objection to allowance, in whole or in part, has been or is filed, and which objection has not been withdrawn or settled or determined by a Final Order.

               2.32.1 Disputed Claim  Reserve:    Either  (i)  availability
          under   a  post-confirmation   credit  facility   (including  the
          Reorganization   Credit   Facility)    which   availability    is
          specifically reserved for the payment of Disputed Claims, or (ii)
          an  interest  bearing  escrow  account  which  shall  hold  funds sufficient  for  the  payment  of  Disputed  Claims,  established pursuant to paragraph 9.2 hereof, at the Company's option.

               2.33 Effective Date:  The date of Substantial Consummation.

               2.34 Election Form: The form attached to or made a part of the Ballot on which Unsecured Creditors may elect the Cash Option or the Note Option.

               2.35 Employee  Wage  or Benefit  Claim:    A Priority  Claim
          asserted  under Section  507(a)(3) or (4)  subject to  the $2,000 limitation contained therein.

                                          5

               2.36 Entity:     Any  individual,  corporation,  limited  or
          general  partnership,  joint  venture, association,  joint  stock
          company,   estate,   entity,   trust,   trustee,   unincorporated
          organization,  government, governmental  unit (as defined  in the
          Bankruptcy Code), agency or political subdivision thereof.

               2.37 Estate Property: Shall mean all of the property of the Debtors as defined in Section 541, which property shall revest in the Reorganized Company upon Substantial Consummation achieved by the distributions required by Paragraphs 3.5(c), 3.6(c), and 3.9(c); provided, however, in the event the Creditor Management
          Committee is appointed under Paragraph 5.2, Estate Property shall not revest as provided in Section 1141(b) but shall remain with the respective Debtors to be administered in the method and as provided in this Plan.

               2.38 Filing Date:   November 22,  1992, the date  Chapter 11
          Petitions were filed by the Debtors.

               2.39 Final  Order:   An  order, ruling  or  judgment of  the
          Bankruptcy  Court or other court having jurisdiction, which is no longer subject to review,  reversal, modification or amendment by appeal or writ of certiorari.

               2.40 General Unsecured  Claim:   Any  Unsecured Claim  other
          than an  Administrative Expense, a Reclamation  Claim, a Priority
          Claim and Intercompany Claim.

               2.41 Intercompany  Claims:    Any  Claim  by  either  Debtor
          asserted against  the other  or any claim  against either  Debtor asserted by Brendle  Transport, Inc., and BFS, Inc., wholly owned subsidiaries of Brendle's Incorporated, and The Electronic Sports
          Collection  USA,  Inc.,  and  Brendle's  Acceptance  Corporation,
          wholly owned subsidiaries of Brendle's Stores, Inc.

               2.42 Interest:   An equity interest evidenced  by a share(s)
          certificate  in Brendle's  Incorporated and/or  Brendle's Stores,
          Inc., as the context requires.

               2.43 Inventory   Return  Adjustment:     The   reduction  of
          pre-petition   General   Unsecured   Claims  as   a   result   of
          participation in  the Court approved stock balancing or return of defective or damaged goods program.

               2.44 Note Option: The option offered to Unsecured Creditors as an alternative to the Cash Option. Under the Note Option, a General Unsecured Creditor will receive a Reorganization Note which, together with the stock distribution as provided in Paragraph 4.5, will fully satisfy its Allowed Unsecured Claim.

               2.45 Plan: This Chapter 11 Plan of Reorganization as it may be amended from time to time.

               2.45.1 Plan  Reserve  Account:    The   account  established
          pursuant to paragraph 5.1(a) of the Plan.

                                          6


               2.46 Priority Claim: Any Claim, other than a Secured Claim, entitled to a priority of distribution over the Claims of General
          Unsecured Creditors pursuant to Section 507 or 364.

               2.47 Reclamation  Claims:   A  Claim  of  the type  that  is
          described  in  Section  546(c).    The Debtor  has  disputed  the
          validity of Reclamation Claims  based on the facts of  this case.
          On April 29, 1993, the Bankruptcy Court entered an Order pursuant to Bankruptcy Rule 9019 authorizing the settlement and compromise of Reclamation Claims.

               2.48 Reorganized  Company:     Brendle's  Incorporated   and
          Brendle's  Stores,  Inc.   collectively,  following   Substantial
          Consummation,  provided the Creditor Management Committee has not been appointed pursuant to Paragraph 5.2.

               2.49 Reorganization Credit  Facility:   The  secured  credit
          facility, consisting of an extension of credit (which may require the conveyance  of equity)  and/or a  capital investment,  in the principal  amount sufficient to  enable the  Company to  fund its payment  obligations hereunder and  which will be used to satisfy
          creditor Claims  on Substantial Consummation.   This facility may
          be part  of the  revolving credit  facility that  the Reorganized
          Company  would  utilize  in  its  business  operations  following
          Substantial Consummation.

               2.50 Reorganization Fund:  The  funds placed in a Bankruptcy
          Rule 3020 Escrow Account pursuant to Stipulation filed on July 1,
          1993,  which  was   amended and  restated  and superseded  in its
          entirety  by  an  amended  and restated  order  with  respect  to
          Bankruptcy  Rule 3020  Escrow Account  entered by  the Bankruptcy
          Court on September 16, 1993.

               2.51 Reorganization  Note:    A  promissory  note issued  to
          Unsecured  Creditors, not  electing the  Cash Option,  and having attributes more particularly set forth in Paragraph 3.9(c)(2)(ii)
          herein.

               2.52   Secured Claim:   Any Claim that is secured by  Estate
          Property to  the extent such Claim  is subject to  allowance as a
          Secured Claim under Section 506(a).

               2.53 Stock  of Brendle's  Incorporated:   The  common stock,
          which is currently traded on the NASDAQ National Marketing System under the symbol BRDLQ at 1 dollar par value.  Of  the 20 million shares authorized, 8,289,276 shares were issued as of January 30,
          1993, with approximately 1,138 shareholders of record.

               2.54 Stock  of  the  Reorganized  Company:    The  stock  of
          Brendle's Incorporated.

               2.55 Substantial Consummation:  The full cash payment of all
          CIT  claims  and the  full cash  payment  of the  Allowed Secured
          Claims in  Classes  5 and  6, the  cash distribution  to Class  9
          Creditors as provided  in Paragraph 3.9(c),  and the issuance  of
          Stock to the escrow agent as provided in Paragraph 4.5; provided, however, if a Default occurs under Paragraph 5.1 and the Creditor
          Management Committee is appointed, Substantial Consummation shall then occur upon the earlier of (a) entry of an order assuming and assigning  or  rejecting all  executory  contracts  and


                                          7


          unexpired leases, or (b) 90 days after entry of an order appointing the Creditor Management Committee, which automatically constitutes rejection of all remaining executory contracts and unexpired leases not subject to a pending motion to assume.


               2.56 Substantive Consolidation:  The consolidation of assets and  liabilities  of  the Debtors,  for  Plan  purposes only,  as
          provided  in  Paragraph  4.5 hereof.    Substantive Consolidation
          shall not  occur if  the Creditor Management  Committee has  been appointed.

               2.57 Tax Claims:   Any Claim  by a federal,  state or  local
          taxing authority,  including ad  valorem Tax Claims,  entitled to priority pursuant to Section 507(a)(7).

               2.58 Unsecured  Claim:   Any  Claim  that is  not  a Secured
          Claim.

               2.59 Unsecured Creditor:  The holder of a  General Unsecured
          Claim.

               2.60 Unsecured  Creditors  Committee:    The   Committee  of
          Unsecured Creditors appointed by Order of the Bankruptcy Court on
          December 17, 1992.

               2.61 Additional  Definitions  Applicable   to  CIT:     With
          reference  to  CIT  and  Plan provisions  relating  to  CIT,  the following additional definitions shall apply:

                    a.   CIT  Revolving Credit  Agreement:  Shall  mean the
                         Revolving  Credit Agreement dated  as of September
                         17,  1993,  among   Brendle's  Stores,  Inc.,   as
                         Borrower, and the CIT Group/Business Credit, Inc.,
                         as Lender, as approved by the DIP Order.

                    b.   Loan Documents  or Related Documents:   Shall have
                         the meaning set forth in  Section 1.01 of the  CIT
                         Revolving Credit Agreement.

                    c.   Obligations:  Shall have  the meaning set forth in
                         Section   1.01   of  the   CIT   Revolving  Credit
                         Agreement.


                                          8

                                     ARTICLE III

           CLASSIFICATION, IMPAIRMENT AND TREATMENT OF CLAIMS AND INTERESTS

               3.1  Class 1 -  Administrative Expenses (other than  the CIT
          Administrative Claim):

                    a.   Classification:   Class  1 Claims  consist of  all
          claims   for  Administrative   Expenses   (other  than   the  CIT
          Administrative Claim).

                    b.   Impairment:  Class 1 Claims are not impaired.

                    c.   Treatment:      Each    holder   of   an   Allowed
          Administrative Expense (other than  the CIT Administrative Claim)
          shall  receive  the full  amount  of  its Allowed  Administrative
          Expense in  cash on the  Effective Date; provided,  however, that
          Administrative    Expenses    representing   (a)    post-petition
          liabilities incurred in the ordinary course of business by either of the  Debtors, and (b) post-petition  liabilities arising under loans  or  advances  to either  of  the  Debtors  whether or  not incurred during the ordinary course of business, shall be paid by
          the  Reorganized  Company  in   accordance  with  the  terms  and
          conditions  of  the  particular   transaction  relating  to  such
          liability  and  any  agreement  relating  thereto;  and  provided
          further,   that   Administrative   Expenses  representing   final
          compensation  or  reimbursement  of   expenses  awarded  by   the
          Bankruptcy   Court  under  Sections  330,  503(b)(2),  503(b)(3),
          503(b)(4)  or 503(b)(5)  shall, unless  other terms  are mutually agreed  upon  between  the  Reorganized Company  and  the  entity entitled to receive such Administrative Expense, be paid in full, in cash, in such  amounts as are allowed by the  Bankruptcy Court on the later of (a)  the Effective Date, or (b) the  date that is ten (10) business  days after  the date on  which the  Bankruptcy
          Court's Order  allowing  such Administrative  Expense  becomes  a
          Final Order.

               3.2  Class 2 - CIT Claim:

                    a.   Classification:  Class 2  shall consist of the CIT
          Administrative Claim.

                    b.   Impairment:  The Class 2 Claim is not impaired.

                    c.   Treatment:

                      (i)     The CIT Administrative Claim will  be paid in
                              full,  in Cash,  upon  the earlier  of:   (a)
                              September  9, 1994, or  such earlier  date as
                              required by  the terms  of the  CIT Revolving
                              Credit Agreement,  (b) such date  and time as
                              are simultaneous with or immediately prior to
                              the  first distribution  to any  entity other
                              than  CIT  pursuant  to  the  Plan,  (c) five
                              Business Days immediately following the entry
                              of   an   order   appointing   the   Creditor
                              Management Committee,  and (d) such  date and
                              time as are simultaneous with  or immediately
                              prior to  the release  of any funds  from the
                              Reorganization Fund (the "CIT Payment Date").
                              The CIT
                                          9

                              Administrative Claim shall be treated
                              as  a  senior allowed  administrative expense
                              claim in accordance with Section 364(c)(1) of
                              the Code,  the DIP Order, and  any other Loan
                              Documents  in the  amount outstanding  on the
                              CIT  Payment Date.   The Class 2 Claim is not
                              impaired.   In all events, CIT  shall receive
                              indefeasible  payment in  full of  all claims
                              and Obligations of Brendle's Stores, Inc., to
                              CIT or  arising under or pursuant  to the CIT
                              Revolving  Credit  Agreement, any  other Loan
                              Documents or  the DIP  Order pursuant to  the
                              Plan no  later than the time  when any entity
                              other   than  CIT   receives  a   payment  or
                              distribution pursuant  to the Plan.   If  the
                              Bank   Group   or  the   Unsecured  Creditors
                              Committee  request  the  appointment  of  the
                              Creditor Management  Committee, the Revolving
                              Credit  Commitment  (as  defined  in  the CIT
                              Revolving Credit Agreement)  shall expire  on
                              the  earlier  of  the  Termination  Date  (as
                              defined   in   the   CIT   Revolving   Credit
                              Agreement)  or  the  date  of  such  request.
                              Amounts paid  to CIT on or  after 12:00 noon,
                              New York City time,  shall not be deemed paid
                              or received  until 9:00  a.m., New York  City
                              time, of the  immediately following  Business
                              Day.  In the event of the  appointment of the
                              Creditor  Management  Committee,  CIT   shall
                              retain its liens on and security interests in
                              all  of its  collateral until CIT  shall have
                              received indefeasible payment in full in Cash
                              of the CIT Administrative Claim and all other
                              claims of  CIT  based on  all Obligations  of
                              Brendle's  Stores,  Inc., to  CIT  or arising
                              under or pursuant to the CIT Revolving Credit
                              Agreement,  any other  Loan Documents  or the
                              DIP Order.

                      (ii)    Notwithstanding  anything   to  the  contrary
                              contained  in this or  any other provision of
                              the Plan  or in  the Confirmation  Order, all
                              liens  and security interests  granted to CIT
                              pursuant   to   Section  364(c)(2),   Section
                              364(c)(3),   and   Section   364(d)  of   the
                              Bankruptcy Code under  the Loan Documents and
                              the DIP Order and  securing all claims of CIT
                              and  all  Obligations  of  Brendle's  Stores,
                              Inc.,  or  the   Reorganized  Company   shall
                              survive,  and there  shall be  no  vesting of
                              Estate Property in  the Reorganized  Company,
                              until  CIT  receives indefeasible  payment in
                              full,  in  cash,  of  the  CIT Administrative
                              Claim and  all other  claims of CIT  based on
                              all Obligations of Brendle's Stores, Inc., or
                              the Reorganized  Company  to CIT  or  arising
                              under or pursuant to the CIT Revolving Credit
                              Agreement,  any other  Loan Documents  or the
                              DIP  Order.  Notwithstanding  anything to the
                              contrary  contained  in  this  or  any  other
                              provision of the Plan  or in the Confirmation
                              Order,  the provisions of  the Loan Documents
                              and  the DIP  Order,  and all  rights of  CIT
                              thereunder based on any  subordination rights
                              or  otherwise,  shall   continue  and   shall
                              survive   until  CIT   receives  indefeasible
                              payment   in  full   in   Cash  of   the  CIT
                              Administrative Claim and all other  claims of
                              CIT  based  on all  Obligations  of Brendle's
                              Stores,  Inc. or  the Reorganized  Company or
                              arising   under  or   pursuant  to   the  CIT
                              Revolving  Credit

                                          10

                              Agreement, any  other Loan
                              Documents or the DIP Order or such later time
                              as may  be contemplated by  the CIT Revolving
                              Credit Agreement, any other Loan Documents or
                              the  DIP  Order.    Further,  notwithstanding
                              anything to the contrary in this or any other
                              provision of  the Plan or in the Confirmation
                              Order, payment in full to  CIT in Cash of all
                              claims  of CIT  based on  all Obligations  of
                              Brendle's  Stores,  Inc.  or the  Reorganized
                              Company or  arising under or pursuant  to the
                              CIT  Revolving  Credit  Agreement, any  other
                              Loan  Documents  or   the  DIP  Order   shall
                              constitute  a  waiver   and  release  by  the
                              Debtors  and the  Reorganized Company  of any
                              and all Bankruptcy Causes  of Action or other
                              rights  or claims,  including rights  of set-
                              off,  that  either  of  the  Debtors  or  the
                              Reorganized  Company  may have  otherwise had
                              against CIT.

               3.3  Class 3 - Wage and Benefit Claims:

                    a.   Classification:   Class 3 Claims  shall consist of
          all allowed Employee Wage and Benefit Claims entitled to priority pursuant to Section 507(a)(3) and (4).

                    b.   Impairment:  Class 3 Claims are not impaired.

                    c. Treatment: Class 3 Claims shall be paid in full, in cash on the later of the Substantial Consummation Date or the date which is twenty business days after the date on which the Employee Wage or Benefit Claim becomes an Allowed Claim.


               3.4  Class 4 - Tax Claims:

                    a.   Classification:  Class 4 shall  consist of Allowed
          Tax Claims .

                    b.   Impairment:  Class 4 Claims are not impaired.

                    c. Treatment: Allowed Tax Claims shall be paid over a period not exceeding six (6) years after the date of assessment of such claim, in quarterly payments with interest at 7% per annum, amortized over that period beginning on the Effective Date and ending on the date which is six years after the date of assessment; or in such other manner as the Reorganized Company and the Class 4 Creditor agree.


                                          11

               3.5  Class 5 - Bank Group Secured Claim:


                    a.   Classification:   Class  5  shall  consist of  the
          Allowed Secured Claim of the Bank Group, exclusive of the Secured
          Claims of Class  6 Creditors for  whom the  Bank Group serves  as agent.


                    b.   Impairment:  The Class 5 Claim is impaired.


                    c.   Treatment:   The Bank Group shall  receive the sum
          of  $16 million,  less  all amounts  paid  to the  Bank  Group on account of  its Allowed Secured Claim (but  without reduction for amounts  received and paid to  Class 6 Creditors)  by the Debtors
          subsequent  to  July 8,  1993,  in  cash   in  full  and complete
          satisfaction  of  the Allowed  Secured Claim  of the  Bank Group,
          including,   without  limitation,   any   rights  of   set   off,
          recoupment,  and Claims  asserted based  on liens  against credit
          card receipts and  layaways.   Prior to the  Effective Date,  the
          Bank Group  shall receive the net  proceeds from the sale  of any
          Bank  Group  collateral  (and make  appropriate  distributions to
          Brenco and Douglas  D. Brendle)  and the balance  of the  Allowed
          Secured Claim  of the  Bank Group  shall  not be  paid until  the
          Effective Date at  which time it shall  be paid contemporaneously with distributions to Class  9 Creditors.  Contemporaneously with the final payment of  the Bank's Allowed Secured Claim,  the Bank
          Group  shall execute such  releases and documents  as the Debtors may  reasonably require  to effectuate  the release  of  all Bank
          Group Secured Claims.  The  balance of the Bank Group  claim, $35 million  , shall be treated as an Allowed General Unsecured Claim and shall be  paid, satisfied  and fully discharged  in a  manner consistent with  the treatment of General  Unsecured Claims, more particularly set forth in Paragraph 3.9 hereof.  Each bank in The
          Bank Group shall  be entitled  to vote separately  on this  Plan, once as  a Class 5 Creditor  to the extent of  its Secured Claim, and  once as a  Class 9 Creditor  to the extent  of its Unsecured
          Claim.

                    d. Default: In the event of the appointment of the Creditor Management Committee, the Bank Group shall retain its liens, to the same extent as such liens existed prior to the Filing Date, on all of its remaining collateral and shall receive such payment of its Secured Claims from the proceeds of the sale of its collateral as may be thereafter determined by the Bankruptcy Court subject to Paragraph 9.4.


               3.6  Class 6 - Brenco and Douglas D. Brendle Secured Claims:


                                          12

                    a.   Classification:   Class  6  shall  consist of  the
          Allowed Secured Claims  of Douglas  D. Brendle and  Brenco.   The
          Allowed  Secured Claims of Douglas D. Brendle and Brenco arose in connection  with a  loan restructuring  in October  1991, wherein these Creditors were required to make loans to the Debtors in the amount of $1  million each (for  a total  credit extension of  $2 million)  on terms pari passu with  the Bank Group as a condition of the Bank Group extending further credit to BSI.

                    b.   Impairment:  Class 6 Claims are impaired.

                    c.   Treatment:   The Class  6 Claims, have essentially
          the  same attributes  as the  Allowed Secured  Claim of  the Bank
          Group and will be  treated similarly.  Of the  Bank Group's total
          Claim, 31.37% or $16 million is treated as a Secured Claim with a balance of $35 million being treated as unsecured.  Consequently,
          31.37%  of the  Douglas Brendle  and Brenco Claim  or $604,388.03
          will be  treated as secured  and will  be paid in  full  in  cash
          (less all amounts paid to the Class 6 Creditors on account of its
          Secured Claims  by the Debtors or  by an agent of  the Bank Group
          subsequent  to July  8, 1993).   The  balance of  the  Douglas D.
          Brendle and  Brenco Claims,  $1,322,255.40  shall be  treated  as
          General Unsecured Claims  and shall be paid,  satisfied and fully discharged in a manner consistent  with the treatment of  General
          Unsecured Claims, more  particularly set forth  in Paragraph  3.9 hereof.  Douglas  D. Brendle and Brenco shall be entitled to vote separately on this Plan, once as  Class 6 Creditors to the extent of their Secured  Claims, and once  as Class  9 Creditors to  the extent of their Unsecured Claims.

                    d. Default: In the event of the appointment of the Creditor Management Committee, Douglas D. Brendle and Brenco shall retain their liens, to the same extent as such liens existed prior to the Filing Date, on all of their remaining collateral and shall receive payment of their Secured Claims from the proceeds of the sale of their collateral as may be thereafter determined by the Bankruptcy Court subject to Paragraph 9.4.


               3.7  Class 7 - Other Secured Claims:

                    a.   Classification:   Class  7  shall consist  of  all
          Allowed  Secured  Claims of  Creditors  other  than Creditors  in
          Classes 4, 5 and 6.

                    b.   Impairment:  Class 7 Claims are not impaired.

                    c.   Treatment:   The Plan leaves unaltered  any legal,
          equitable or contractual rights which the other Secured Creditors may be entitled in respect to their other Allowed Secured Claims.


               3.8  Class 8 - Retiree Claimants:

                    a.   Classification:   Class  8  shall  consist of  the
          Claims  of Gladys C. Haynes,  Jacob A. Schaffner  and Dewey James
          York, whose claims  arose as  a result  of deferred  compensation agreements.

                                          13


                    b.   Impairment:  Class 8 Claimants are impaired.

                    c.   Treatment:   The  Reorganized Company  shall bring
          the contracts which  form the basis of Class 8  Claims current on the  Effective Date and will assume the rights and obligations of the Debtors under the  contracts thereafter, provided however, in the event  of Default  and the  Creditor Management Committee  is
          appointed, the  Creditor Management Committee shall  have 90 days following its appointment within which to assume  or reject these
          contracts.   If the contracts are rejected, the Class 8 Creditors
          shall be  entitled to  assert rejection  claims  and such  claims shall be determined  by the  Court as to  validity, priority  and amount.

               3.9  Class 9 - General Unsecured Claims:

                    a.   Classification:   Class  9  shall  consist of  the
          Claims of General Unsecured Creditors.

                    b.   Impairment:  Class 9 Claims are impaired.

                    c.   Treatment:   The  holder of  an Allowed  Unsecured
          Claim may  by Ballot  elect to  be treated under  Class 10.   All
          other Allowed  General Unsecured Claims shall  be paid, satisfied and fully discharged upon the delivery by the Reorganized Company of the following:

                      1)   A    Share    Certificate    representing    the
                           Claim-holder's  pro   rata  share  of  a   total
                           distribution  to  all Allowed  General Unsecured
                           Claims  of 35%  of  the issued  and  outstanding
                           common   Stock   of  the   Reorganized   Company
                           computed as of the Effective Date; AND,

                      2)   At the  election of  each Creditor,  either cash
                           as   provided   in  the   Cash   Option   or   a
                           Reorganization Note  as  provided  in  the  Note
                           Option.  An  Election Form shall be  transmitted
                           to General  Unsecured Creditors  with the ballot
                           and  such  Creditors shall  affirmatively  elect
                           either the  Cash Option  or the  Note Option  as
                           provided  below.     Creditors   not  making  an
                           affirmative  election   shall  conclusively   be
                           deemed to  have elected  the Cash  Option.   The
                           Cash Option and the Note Option are as follows:

                         i.   Cash Option:   A cash payment equal to 52% of
                              the  Creditor's   Allowed  General  Unsecured
                              Claim; OR

                         ii.  Note  Option:     A Reorganization  Note in a
                              principal   amount  equal   to  80%   of  the
                              Creditor's  Allowed General  Unsecured Claim.
                              The  Reorganization Note,  dated as  of April
                              30, 1994, will bear interest

                                          14
                           at the rate  of 8% per annum and will be payable
                           over a  ten (10) year term.   For  the first two
                           (2) years,  the Reorganization  Note will accrue
                           interest only  and no  payment will  be made  to
                           the Reorganization Note holders.  At  the end of
                           two (2)  years,  the  principal  amount  of  the
                           Reorganization  Note,  plus accrued,  but unpaid
                           interest, shall  be capitalized  and during  the
                           third   year,   interest  on   the   capitalized
                           principal  balance shall  be paid semi-annually.
                           Thereafter,  interest  on the  unpaid  principal
                           balance  shall be due and payable semi-annually.
                            Annual  principal payments will be  made at the
                           end  of  years  four (4)  through  ten  (10)  in
                           amounts  respectively,  as  follows:  11%,  12%,
                           13%,   14.1%,   15.3%,    16.6%,   18%.      The
                           Reorganization Notes will be unsecured  and will
                           have default provisions as follows:

                           (a)     The  Reorganization  Note  shall  be  in
                                   default and subject to acceleration upon
                                   non-payment   of  either   principal  or
                                   interest on the  dates such payments are
                                   due ;

                           (b)     The  Reorganization  Note  shall  be  in
                                   default and subject to acceleration if a
                                   default occurs  in any post-confirmation
                                   financing    which   results    in   the
                                   post-confirmation    lender   commencing
                                   formal   legal    action   against   the
                                   Reorganized Company and its property.

                    d.   Trust  Indenture:   In  the  event  the  aggregate
          principal amount  of  Reorganization Notes  issued  to  Creditors
          electing  the   Note   Option  is   $5  million   or  less,   the
          Reorganization  Note will not be  issued under an  indenture.  In the event the aggregate  principal amount of Reorganization Notes issued to Creditors  is more than  $5 million, but less  than $10 million,  such Notes will be  issued under an  indenture, but the
          Company intends  to rely on  an exemption from  the qualification requirements  of the  Trust Indenture  Act of  1939 and  does not intend to qualify the indenture under such Act.  In the event the aggregate  principal amount  of  Reorganization Notes  issued  to
          Creditors  electing the Note  Option exceeds  $10 million  and no other exemption is available  to the Company (and the  Company is unaware  of any  other such  exemption) the  Reorganization Notes will be issued under  an indenture which will be  qualified under the Trust Indenture Act.

                    e.   Appointment  of  Directors:    Class  9 Creditors,
          acting  through the  Unsecured Creditors  Committee and  the Bank
          Group  shall be entitled to  designate two directors  to serve on
          the Company's  Board of  Directors.   These  two directors  shall
          serve a  one year term  and shall  be eligible to  stand for  re-
          election  upon a vote of  all shareholders at  the Company's next annual meeting held in 1995.

                    f.   Default:   In the event  of the appointment of the
          Creditor Management Committee, Class  9 Creditors will receive no stock, and payment  of their  claims will be  made in  accordance with the priority of distribution of Estate Property set forth in the  Bankruptcy Code  and  pursuant  to  further  orders  of  the
          Bankruptcy  Court.     However,  within  thirty  days   following

                                          15

          Substantial Consummation, provided the DIP Facility has been paid in  full, the Reorganization Fund shall be distributed to Class 9
          Creditors  pro rata  (in  proportion to  their Allowed  Unsecured
          Claims)  with  pro  rata  distribution  to  the  Disputed  Claims
          Reserve,  provided, however, in no event shall any portion of the
          Reorganization  Fund be distributed  to Class 9  Creditors or any other entity unless CIT  shall have received indefeasible payment in cash,  in full of the  CIT Administrative Claim and  all other claims of CIT based on all Obligations of Brendle's Stores, Inc., or the Reorganized Company to CIT or arising under or pursuant to the  CIT Revolving Credit Agreement, any  other Loan Documents or the DIP  Order simultaneously with or prior to the release of any
          portion  of  such  fund.    Subject  to  the  foregoing,  further
          distributions  will be  made only  pursuant to  Court Order  upon motion  of the Creditor  Management Committee,  in the  manner as provided in Paragraph 5.2 hereof.

               3.10 Class 10 - Convenience Claims:

                    a.   Classification:   Class 10 Claims shall consist of
          all Convenience Claims.

                    b.   Impairment:  Class 10 Claims are not impaired.

                    c. Treatment: Class 10 Claims shall be paid in full, in cash on Substantial Consummation up to a maximum of $100.00.

               3.11 Class 11 - Shareholders:

                    a.   Classification:   Class  11 shall  consist of  the
          holders or owners of  the stock of Brendle's Incorporated.   As a
          proponent of the  Plan, Brendle's Incorporated is  deemed to have accepted the Plan on behalf of BSI.

                    b.   Impairment:  Class 11 Claims are impaired.

                    c. Treatment: The Class 11 Shareholders shall retain their stock and shall be entitled to all the rights and privileges of a shareholder, limited only to the extent provided herein in Article X, and as otherwise affected in order to implement this Plan.

                                      ARTICLE IV

                              IMPLEMENTATION OF THE PLAN

               4.1 Generally. The Plan is based on the premise that a reorganization which provides both a substantial early cash payment to Creditors and a viable reorganized business entity well positioned for long-term growth is an achievable and mutually advantageous conclusion to these Chapter 11 cases. This
          Plan is  designed to accomplish  these goals by  (i) distributing
          35%  of the stock in the Reorganized Company to General Unsecured
          Creditors; (ii) giving General Unsecured Creditors the right to a prompt 52% cash payment by selecting the cash option; and (iii) creating are organized entity which possesses a strong capital structure.

                                          16

               4.2  Funding  Requirement.   The Plan  provides that  in the
          absence of a Default under Article  V, on the Effective Date  the
          Reorganized  Company  will  satisfy   and  fully  discharge   all
          liabilities  asserted against the  Reorganized Company, exclusive of Tax Claims, certain  Secured Claims, the Reorganization Credit
          Facility,  and  holders  of  Allowed  General  Unsecured   Claims
          selecting  the Note  Option.  The  amount of funds  which must be available  in  order for  the  Reorganized  Company  to  pay  its obligations on the date of Substantial Consummation is dependent, in  part, upon  the aggregate  amount of  Allowed Claims  held by
          Unsecured  Creditors  electing  the  Cash Option.    The  Company
          believes  and is fully confident that it will have the ability to fund and consummate the Plan even if all Creditors elect the Cash
          Option and no notes are issued.   Additionally, the amount may be
          influenced by Claims litigation and Administrative Expense Claims
          of  court appointed professionals.   A more  detailed analysis of
          Claims and funding  requirements is set  forth in the  Disclosure
          Statement accompanying this  Plan.  However, a  summary of Claims and the amount  of cash  necessary to satisfy  such Claim on  the
          Effective Date is as follows:


            Secured Claim of Bank Group -                         $16.0  million
                                                                  (less net proceeds of
                                                                  pre-consummation asset
                                                                  liquidations)
            Secured Claims of Douglas D. Brendle and Brenco -     $0.6 million
            CIT Super-priority Administrative Expense
                 and Secured Claim -                              Paid according to
                                                                   terms
            Other Secured Claims -                                Paid according to terms
            Administrative Claims -                               $1.5 million
            Unsecured Claims (assume $6.25 million of trade
                           creditors select Note Option) -        $43.0 million

              TOTAL                                               $61.1  million


               4.3 Funding Sources. The sources of funds projected to be available to the Debtors to fund their obligations under the Plan are more particularly described in the Disclosure Statement accompanying this Plan. However, generally they consist of the following:

          Reorganization Credit Facility                  $18.4 million
            Reorganization Fund                           $19.4 million
            Credit Card Escrow Funds -                        $ 1.8 million
            Funds Realized from the Liquidation of Real
               Estate and Real Estate Related Assets -   $ 9.0 million
            Excess Funds generated through business
               Operations -                                 $12.5  million

              TOTAL                                         $61.1 million


               4.4 Reorganization Credit Facility. In order to fund payments to Creditors under the Plan, the Company expects to obtain a Reorganization Credit Facility from a lender pursuant to which there must be borrowing availability of an amount sufficient to fund payments to Creditors as required on the Effective Date. The identity of the lender and the precise terms of the Reorganization Credit Facility are not known at this time. However, the Company is satisfied

                                                  17

          that the lender will require a
          lien on all assets of the Company and, further, the lender may require the conveyance of equity. The Reorganization Credit Facility shall be subject to orders entered by the Bankruptcy Court in aid of Consummation of the Plan, as the Bankruptcy Court deems necessary or appropriate to facilitate the establishment and funding of the Reorganization Credit Facility. The
          Reorganization Credit Facility shall not prime or impair any secured or super-priority administrative claim, including without limitation, the CIT Administrative Claim or any other CIT Claim.

               4.5  Issuance of  Additional Stock.   Provided  the Creditor
          Management Committee has not been appointed, on the Effective Date the Reorganized Company shall issue to an escrow agent appointed by the Court, such escrow agent shall be selected by the Unsecured Creditors Committee and shall receive compensation from the Debtor as may be approved by the Court, at or prior to
          Confirmation  4,463,456    shares  of Stock  of  the  Reorganized
          Company or such other amount of shares as are necessary to constitute 35% of the total issued and outstanding shares as of
          the  Effective   Date (inclusive  of the  shares conveyed  to the
          escrow agent under this Paragraph). The escrow agent shall have the right to vote the stock prior to distribution and shall have such rights, powers, duties and indemnification as the Bankruptcy Court might determine upon motion of any party in interest. Such shares of stock shall be held by the escrow agent for the benefit
          of  the holders of General  Unsecured Claims.   Within sixty (60)
          days following entry of a Final Order concluding all disputed claims litigation, the shares issued to the escrow agent shall be transferred to the holders of General Unsecured Claims, pro rata. In connection with such transfer, the Reorganized Company shall not be required to issue any fractional shares and the fractional shares which would otherwise be issued shall be rounded to the nearest whole number [including zero (0)].

               4.6 Substantive Consolidation . Provided the Creditor Management Committee has not been appointed, and provided CIT shall have theretofore received indefeasible payment in cash, in full, of the CIT Administrative Claim and all other Claims of CIT based on all obligations of Brendle's Stores, Inc., or the Reorganized Company to CIT or arising under or pursuant to the CIT Revolving Credit Agreement, any other Loan Documents, or the DIP Order, on the Effective Date and for purposes of the Chapter 11 cases and all actions with respect to the confirmation, consummation and implementation of the Plan only, all assets and liabilities of the Debtors will be Substantively Consolidated and all Intercompany Claims by or against the Debtors will be eliminated, all assets and liabilities of the Debtors will be deemed to be merged, all cross-corporate guaranties of the Debtors will be eliminated so that any Debtor and any guaranty thereof executed by the other Debtor will be deemed to be one obligation of the Debtors, and any Claim filed or to be filed in connection with any such obligation and any such guaranty will be deemed one Claim against the Debtors and treated, discharged, and released in accordance with the Plan. This Substantive Consolidation shall be given effect by the making of distributions provided for in this Plan in respect to all Allowed Claims against either of the Debtors. The Debtors may elect to effectuate a merger of BSI and or other subsidiary corporations into Brendle's Incorporated, as of the Effective Date, provided CIT shall have theretofore received indefeasible payment in cash, in full, of the CIT Administrative Claim and all other Claims of CIT based on all obligations of Brendle's Stores, Inc., or the Reorganized
                                          18

          Company to CIT or arising under or pursuant to the CIT Revolving Credit Agreement, any other Loan Documents, or the DIP Order, but such is not required under the terms of this Plan. This provision shall not act to prejudice the rights of the Debtors or their subsidiaries subsequent to the payment of cash and delivery of stock to Creditors as provided herein.

               4.7 Vesting of Property in Reorganized Company. Except as otherwise provided in the Confirmation Order or in this Plan with respect to CIT, Substantial Consummation of the Plan vests all of the Estate Property in the Reorganized Company, provided, however, in the event the Creditor Management Committee is appointed pursuant to Article V, Estate Property shall not revest and shall remain as Estate Property in the Debtors without Substantive Consolidation, subject to the provisions of Sections 362, 363, 364 and other relevant sections of the Bankruptcy Code to the same extent as prior to Confirmation.


                                      ARTICLE V

                                  DEFAULT PROVISIONS

               5.1  Default.   Occurrence  of  any of  the following  shall
          constitute a Default under the Plan:

                    a. BSI fails to establish and fund on or before January 15, 1994, 10.0 million dollars into an interest bearing account at First Union National Bank to be known as the Plan Reserve Account, the balance of which must at all times be $10 million or more after funding and prior to the earlier of
                         (i) distribution to Secured and Unsecured Creditors of payments required by the Plan, or
                         (ii) April 30, 1994. The establishment of the Plan Reserve Account shall not affect or impair the rights of CIT under the DIP Facility and the funds in the Plan Reserve Account shall be expressly subject to CIT's senior super-priority Administrative Expense Claim and lien and security interest as required by the CIT Revolving Credit Agreement. Neither First Union National Bank nor any other bank at which the Plan Reserve Account is maintained shall have any rights of setoff or recoupment with respect to the Plan Reserve Account.

                    b. BSI fails to achieve at least 90% of its annual sales revenues as projected in its Business Plan revised as of May 12, 1993, for the fiscal year ending January 29, 1994. An unaudited report of the year-end sales shall be furnished to the Bank Group and the Unsecured Creditors Committee by February 10, 1994.

                    c. A Default occurs under the DIP Facility which is not cured and which results in CIT's termination of the DIP Facility.

                    d. BSI fails to achieve Cumulative FIFO EBITDA (as defined on Page 6 in the CIT DIP Loan Agreement) in at least the amounts specified opposite each

                                          19


                         specific date below:

                      Period Ending               FIFO EBITDA

                      January 29, 1994            $4,250,000
                      February 28, 1994           $3,150,000
                      March 26, 1994              $2,050,000

                    e. BSI permits aggregate Inventory (valued at Book Value) at the end of each month to be more than the amount specified opposite such month specified below:

                      Fiscal Month                Maximum Amount

                      January 29, 1994            $ 64,050,000
                      February 28, 1994           $ 62,050,500
                      March 26, 1994              $ 61,320,000

                    f. The Debtors' fail to make such distributions to Secured and Unsecured Creditors as are required by the Plan on or before April 30, 1994.

                    g. The Debtors, or either of them, shall propose a modification to the Plan which adversely changes the treatment of the Claim of any Creditor other than Class 8 Retiree Claimants or the Interest of any equity security holder who has not accepted in writing such modification or proposed treatment.

               5.2 Creditor Management Committee: Upon the occurrence of a Default, as defined above, a Creditor Management Committee ("CMC"), as hereinafter constituted, shall be appointed by ex parte Order of the Bankruptcy Court at the request of either the Bank Group or Unsecured Creditors' Committee, without notice or hearing, and Debtors do hereby consent, as proponents of the Plan, to entry of same. From and upon the appointment of the Creditor Management Committee, the CMC shall be bound by the terms, conditions and provisions of the CIT Revolving Credit Agreement and the DIP Order in their entirety. The rights, remedies, and privileges of CIT under the CIT Revolving Credit Agreement or the DIP Order shall not be affected or impaired in any way by the CMC or any actions taken by such CMC, and all such rights, remedies and privileges shall exist to the same extent as before the appointment of the CMC, and in the event of a conflict, shall prevail over any action proposed to be taken or taken by the CMC.

               5.2.1 Composition: The CMC shall be comprised of seven members to be appointed as follows: Three by the Bank Group, three by the Unsecured Creditors' Committee, and one independent member appointed jointly by the Bank Group and the Unsecured Creditors' Committee, who will have a vote only if necessary
                                          20

                      to break a deadlock on  business issues and
                      effect a majority vote. Otherwise, all decisions of the CMC shall be determined by majority vote of the six members. All members of the CMC shall be designated at or prior to confirmation of the Plan and the independent member shall thereafter be retained by the Debtors, compensated by the Debtors, and provided information by the Debtors as and when provided to the Bank Group and the Unsecured Creditors' Committee. The independent member shall have no management responsibility until such time as the CMC shall have been appointed.

               5.2.2. Duties/Responsibilities:    Subject to  Paragraph 9.4
                      hereof, the charge of the CMC shall be to maximize asset values for the benefit of Creditors of both
                      Estates.   To that end,  subject to the  requirements
                      and procedures of the Bankruptcy Code and Federal Rules of Bankruptcy Procedure, the CMC shall be vested with all rights and powers of a Trustee appointed under Section 1104 (including the right to employ professionals to be compensated from Estate
                      Property)  and   shall  have   general  authority  to
                      operate the Debtors for the benefit of Creditors of the estates, including authority, after notice and
                      opportunity   for  hearing  (to  include  no  protest
                      notice),  to assume  or reject  unexpired leases  and
                      executory contracts, to sell all or part of the assets of the Debtors, to object to the extent and validity of Claims, to litigate disputed issues, and to supervise the collection and distribution of the
                      assets   of  the  Debtors  in   accordance  with  the
                      priority and distribution scheme set forth in the Bankruptcy Code. The foregoing notwithstanding, the CMC shall have no duty to resolve disputes between the Bank Group and the Unsecured Creditors Committee as described in Paragraph 9.4 hereof, which disputes
                      shall  be   determined  by   the  Bankruptcy   Court.
                      Further, the Bank Group shall not be entitled to seek relief from the automatic stay provisions of 11 U.S.C. (section mark)362 in order to foreclose on its collateral for a  period of 90 days following the appointment of
                      the CMC.   Except as provided  in Section  3.9 f with
                      regard to  distribution of  the Reorganization  Fund,
                      the   CMC,  after  notice   and  an  opportunity  for
                      hearing,  shall   have  authority  to  make   interim
                      distributions to Creditors provided it makes pro rata distributions to the Disputed Claims Reserve. The CMC shall not replace the Boards of Directors of the Debtors

                                          21


                    but shall, to the extent necessary to carry out its charge, supersede the functions and authority of the said Boards in order to maximize asset value for the Creditors of the Debtors. Consequently, the CMC is authorized to take action normally reserved by applicable law to the boards of directors of corporations if, in the exercise of its reasonable business judgment, it deems the action necessary to carry out its charge. The Boards of Directors of the Debtors shall first be given an opportunity to take such action by written request to do so. Failure to take any such action within three business days after written request shall constitute refusal and, in such event, the CMC shall be deemed to have authority to take the action in the name of Debtors. Upon payment of the Creditors' Claims in full, or liquidation and distribution of all available assets of the Debtors to Creditors as provided by the Bankruptcy Code, the CMC shall be deemed to have completed its charge. At such time, it shall file with the Clerk of the U. S. Bank-
                    ruptcy Court a final report of its activities, including an accounting of all transactions and distributions made. All members of the CMC shall be entitled to reimbursement for their reasonable costs and expenses in serving on the CMC, and the independent member shall be entitled to reasonable compensation for his service thereon, all to be paid from Estate Property.

               5.2.3. Liability of  CMC:  Neither the  CMC, nor its  agents or attorneys, will be liable for any act or omission, or for any error of judgment or mistake of fact or law, unless such act, omission, or mistake shall occur as a result of bad faith, gross negligence, or willful or wanton disregard of the Debtors or their Creditors, and all of them shall be indemnified jointly and severally by the Debtors against any Claim, demand or cause of action not herein excluded, including costs of defense, arising out of their service on or to the CMC. Such indemnity claim shall be entitled to priority in payment equivalent to a claim under Section 507(b). Under no circumstance shall the CMC, its agents or attorneys, have any fiduciary duty, liability, or responsibility to the shareholders of the Debtors; and acceptance of the Plan by Class 11 (Shareholders) and Brendle's Incorporated shall constitute acknowledgment and agreement to such limitation of liability and further acknowledgment of the limited charge of the CMC created and appointed pursuant to the Plan. Notwithstanding the foregoing, under no circumstances shall the CMC, its agents or attorneys, be liable for any action taken or omission, provided the same shall have been authorized pursuant to Order of the Bankruptcy Court.
                                      ARTICLE VI

                          ACCEPTANCE OR REJECTION OF PLAN:

               6.1  Separate  Voting.   Each  Impaired Class  of Claims  or
          Interests shall be entitled to vote separately as a Class to accept or reject the Plan.


                                          22

               6.2 Acceptance by Classes. Consistent with Section 1126(c) and except as provided in Section 1126(e), a Class of Claims shall have accepted the Plan if the Plan is accepted by the holders of at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of the Claims of that Class that have timely and properly voted to accept or reject the Plan as permitted by the Bankruptcy Code and Paragraph 6.3 hereof. Pursuant to Section 1126(d), Class 11 shareholders shall have accepted the Plan if the Plan has been accepted by at least 2/3 in number of the shares that have timely and properly voted to accept or reject the Plan.


               6.3 Persons Entitled to Vote. Holders of impaired claims shall be entitled to vote if:

                    a. Such Claim has been filed against the Debtors in a liquidated amount regardless of whether the Claim is the subject of an existing objection filed by the Debtors. The Claim shall be allowed solely for the purpose of voting on the Plan in the amount in which the claim has been filed or in such other amount as may be agreed upon by the holder of such Claim and the Debtors;

                    b. Such Claim has been listed on either of the Debtors' schedules other than as contingent, unliquidated or disputed, and as to which no proof of claim has been filed, such Claim shall be allowed, solely for the purpose of voting the Plan in the amount in which such Claim has been listed on the Debtors' schedules or as may be agreed upon by the holder of such claim and the Debtors;

                    c. Such Claim has been filed in an undetermined amount, in which case the Creditor shall not be entitled to vote unless the Debtors and the holder of the Claim agree on an amount for voting purposes or the Court enters an order setting the amount of the Claim that the Creditor may ballot; or,

                    d. Such Claim has been adjusted or reconciled for reclamation settlements, stock balance and return for damaged goods and advertising credits in which case it shall be allowed for voting purposes in a reduced amount consistent with such reconciliation after full adjustment. In the event of a dispute over the remaining portion of the Clam, sub-Paragraph (a) of this Paragraph 6.3 shall control.

                    e. Any entity holding a duplicate Claim against more than one Debtor shall vote one Claim.



                                     ARTICLE VII

                                          23

                         PROVISIONS CONCERNING DISTRIBUTIONS

               7.1  Distribution  Date.  It is the intent of this Plan that the distributions in accordance with Paragraphs 3.5(c), 3.6(c), 3.9(c) and 4.5 shall occur as early as practicable following Confirmation as provided below. In the event of the appointment of the CMC, distributions shall be made in accordance with the priorities and distribution scheme provided in the Bankruptcy Code and, except for the distribution of the Reorganization Fund in accordance with Paragraph 3.9(f) only, pursuant to orders of the Court. Notwithstanding anything in the foregoing to the contrary, prior to any distributions made by the CMC, CIT shall have received indefeasible payment in cash, in full of the CIT Administrative Claim and all other claims of CIT.

                    a. Cash Distribution: Provided the CMC has not been appointed, the cash payments to Creditors in Classes 5, 6 and 9 shall occur on or before April 30, 1994.

                    b.   Stock Distributions:   Provided  the  CMC has  not
          been appointed, the stock distribution shall be made as provided in Paragraph 4.5 hereof.

                    c. Note Distributions: Provided the CMC has not been appointed, and provided further that the Company is not required to issue the Reorganization Notes under a qualified indenture pursuant to the Trust Indenture Act of 1939, the Notes shall be issued and distributed contemporaneously with the cash distribution to Creditors in Classes 5, 6 and 9. In the event it become necessary for the Company to issue the Notes under a qualified indenture, under the Trust Indenture Act, the Notes shall be issued at the later of (i) the Effective Date or (ii) within ten days of the date the indenture is qualified.

               7.2 Undeliverable Distributions. If the Reorganized Company is unable to make a payment or distribution to the holder of an Allowed Claim under the Plan for lack of a current address for the holder or otherwise, it shall file with the Bankruptcy Court, the name and, if known, the last known address of the holder and the reason for inability to make payment, and if, after the passage of thirty (30) days and after any additional effort to locate the holder that the Bankruptcy Court may direct, the payment or distribution still cannot be made, the payment or distribution and any further payment or distribution to the holder shall be retained by the Reorganized Company and the Claim shall be deemed satisfied to the same extent as if payment or distribution had been made to the holder of a Claim or interest.

                                          24


                                     ARTICLE VIII

                       EXECUTORY CONTRACTS AND UNEXPIRED LEASES

               8.1 Assumption and Rejection. Provided the CMC has not been appointed, on the Effective Date all executory contracts and unexpired leases ("executory contracts") of the Debtors and the Reorganized Company which either (i) have not been assumed or rejected pursuant to Order of the Court prior to the Effective Date, or (ii) are not the subject of a pending motion to assume or reject filed with the Bankruptcy Court on or before the
          Effective Date, shall be assumed by the Debtors and the Reorganized Company pursuant to Section 1123(b)(2) without further order of the Bankruptcy Court. Any payment to cure defaults that may be required by Section 365(b)(1) shall be made in cash on the Effective Date or, in the case of executory contracts subject to a pending motion, at such other time as the Court may order. Payments to cure defaults shall be made to the entity that filed a proof of Claim or, if no proof of Claim was filed, to the entity that was scheduled, unless proof of transfer of the Claim has been filed in accordance with Bankruptcy Rule 3001(e)(1) or 3001(e)(2). In the event of a dispute regarding the amount of the payment required to cure defaults or the ability of the Debtors to provide adequate assurance of future performance, or in the event of a dispute concerning the interpretation or construction of any provision in any assumed executory contract, the Debtors will make such payment as is required by, or otherwise abide by a Final Order resolving the dispute. All executory contracts which have been assumed by the Debtors pursuant to Orders entered in this Chapter 11 case prior to Effective Date shall be unaffected by this Plan. In the event the CMC has been appointed, the CMC shall have 90 days following the date of its appointment to file motions with the Bankruptcy Court seeking the assumption or rejection of executory contracts and unexpired leases. Thereafter, all executory contracts and unexpired leases which have not been assumed and which are not subject to a motion to assume filed within such 90 day period shall be deemed rejected. Timely payments shall continue pursuant to executory contracts and unexpired leases until rejected or assumed. Claims arising pursuant to assumption or rejection shall be determined and allowed as provided by the Bankruptcy Code and this Plan.

               8.2 Bar to Rejection Damages. A Claim for damages against the Debtors, or either of them, arising from the rejection of any executory contract or unexpired lease pursuant to this
          Article VIII shall be forever barred and shall not be enforceable against the Debtors or the Reorganized Company or their respective property or interests in property and no holder of any such Claim shall participate in any distribution under the Plan with respect to that Claim unless a proof of Claim is served on the Debtors or Reorganized Company and filed with the Bankruptcy Court before sixty days after the Effective Date, unless the Bankruptcy Court has ordered otherwise.

                                          25

                                      ARTICLE IX

                       PROCEDURES FOR RESOLVING DISPUTED CLAIMS

               9.1 Objections to Claims. Subject to further order of the Bankruptcy Court, objections to Claims (including, but not limited to, any Claim arising from or relating to the rejection of any executory contract or unexpired lease pursuant to Paragraph 8.1 or otherwise) shall be filed with the Bankruptcy Court and mailed to the holder of the Claim to which objection is made not later than thirty (30) days following the Effective Date or sixty (60) days after a proof of the Claim is filed, whichever is later.

               9.2 Payments and Distributions with respect to Disputed Claims. On the Effective Date, the Company shall make a payment or distribution with respect to the undisputed portion of a Disputed Claim, which undisputed portion shall be entitled to distribution as an Allowed Claim. No payment shall be made by the Company with respect to the disputed portion of a Disputed Claim until the same becomes an Allowed Claim. Pending the final resolution of the disputed portion of a Disputed Claim, the Company shall either (i) reserve and specifically segregate for the payment of the disputed portion of such Disputed Claim, availability under the Company's post-confirmation revolving credit facility, or (ii) deposit in an interest bearing escrow account funds sufficient for the payment of such Disputed Claim.

               9.3 Timing of Payments and Distributions with respect to Disputed Claims. Subject to any contrary provision of the Plan, such as Paragraph 4.4, payments and distributions with respect to each Disputed Claim (other than the undisputed portion of a Disputed Claim which shall be entitled to receive a distribution on the Effective Date as an Allowed Claim) that becomes an Allowed Claim shall be made within twenty (20) Business Days after the date that the Disputed Claim becomes an Allowed Claim. Except as otherwise specifically provided in this Article IX, holders of Disputed Claims that become Allowed Claims shall be bound, obligated and governed in all respects by the provisions of the Plan.

               9.4  Retention  and  Enforcement  of  Rights.   Pursuant  to
          Section 1123(b)(3) the Reorganized Company or, if applicable, the CMC, as the representative of the Debtors' Estates, will retain and will have the exclusive right (except as provided in Paragraph 10.4 and 10.5) to enforce against any entity any and all Causes of Action, Claims and rights of the Debtors that arose either before or after the Filing Date, including the rights and powers of a trustee and debtor in possession and all Bankruptcy Causes of Action. If the CMC has been appointed, the Unsecured Creditors Committee shall have the sole right, power, and authority to prosecute any objection it shall deem appropriate to the Bank Group Claim (including the Secured Claims of Brenco and Douglas D. Brendle), including, without limitation, objections relating to the validity, priority and secured status of the Bank Group Claim. In the event the CMC is appointed, the CMC will retain the right to object to Claims after the Confirmation Date other than the Bank Group Claims, Claims allowed prior to Confirmation or Claims allowed pursuant to this Plan in order to have the Bankruptcy Court determine the amount and treatment
          of any Claim.   In the event

                                          26

          the CMC is not appointed, the Debtors, and after the Effective Date, the Reorganized Company, will retain the right to object to Claims after the Confirmation Date, other than Claims allowed prior to Confirmation or pursuant to this Plan in order to have the Bankruptcy Court determine the amount and treatment of any Claim.

                                      ARTICLE X

                   RELEASES, TERMINATIONS AND SETTLEMENTS OF CLAIMS

              10.1 Discharge and Release by Holders of Claims and Interests. Provided no Creditor Management Committee has been appointed and except for the obligations imposed by the Plan, and except as otherwise provided in this Plan with respect to CIT, and all claims of CIT, including the CIT Administrative Claim against Brendle's Stores, Inc., or the Reorganized Company, all liens and security interests of CIT on assets and property of Brendle's Stores, Inc., or the Reorganized Company, and all
          liabilities and obligations of Brendle's Stores, Inc. or the Reorganized Company to CIT, effective as of the Effective Date, the distributions and rights that are provided in the Plan shall be in complete satisfaction, discharge, and release of (i) all Claims against, liabilities of, liens on, obligations of, and interests in the Debtors or Reorganized Company and the assets and properties of the Debtors or Reorganized Company, whether known or unknown, and (ii) all Causes of Action, whether known or unknown, either directly or derivatively through the Debtors or Reorganized Company, against successors and assigns of the Debtors, affiliates of the Debtors, and present and former stockholders, directors, officers, agents, attorneys, advisors, financial advisors, investment bankers, and employees of the Debtors based on the same subject matter as any Claim or Interest. In no event shall the claims of CIT, including the CIT Administrative Claim, against Brendle's Stores, Inc., or the Reorganized Company, or the liens and security interests of CIT on the assets and properties of Brendle's Stores, Inc., or the Reorganized Company, or the liabilities or obligations of Brendle's Stores, Inc. or the Reorganized Company, be satisfied, released or discharged, nor shall the provisions of the Loan Documents or the DIP Order be canceled or terminated unless and until the time when CIT shall have received indefeasible payment in Cash in full of the CIT Administrative Claim (except as otherwise agreed by Brendle's Stores, Inc., and CIT with respect to the CIT Letter of Credit Administrative Claim as contemplated by Section 3.2 (iii) and (iv) hereof) and all other claims of CIT based on all Obligations of Brendle's Stores, Inc., to CIT or arising under or pursuant to the CIT Revolving Credit Agreement, any other Loan Documents or the DIP Order.

                    The discharge and release provided herein shall be effective in each case as of the Effective Date regardless of whether a proof of Claim or interest was filed, whether or not Allowed, or based on any act or omission, transaction or other activity or security instrument or other agreement of any kind or nature occurring, arising or existing prior to the Effective Date, that was or could have been the subject of any Claim or Interest, in each case regardless of whether a proof of Claim or interest was filed, whether or not Allowed or whether or not the holder of the Claim or Interest has voted on the Plan. Furthermore, but in no way limiting the generality of the foregoing, except for the obligations imposed by the Plan and except as

                                          27

          otherwise provided  in the Plan with reference  to CIT,
          any entity accepting any distribution or retaining any Interest pursuant to the Plan shall be presumed conclusively to have released the Debtors and Reorganized Company, successors and assigns of the Debtors, affiliates of the Debtors, present and former stockholders, directors, officers, agents, attorneys, advisors, financial advisors, investment bankers, and employees of the Debtors, and any entity claimed to be liable derivatively through any of the foregoing, from any Cause of Action based on the same subject matter as the Claim or Interest on which the distribution is received. This release shall be enforceable as a matter of contract against any entity that accepts any distribution pursuant to the Plan. The provisions of this Paragraph 10.1 are subject to deletion, in whole or in part, by the Debtors or the Court at or prior to Confirmation if such provisions, in the opinion of the Debtors or the Court, constitute an impediment to Confirmation. Any such deletion shall be contained in the Confirmation Order.

              10.2 Termination of Guaranties and Claims of Subordination. The classification of and the manner of satisfying, all Claims under the Plan take into consideration the possible existence of any alleged guaranty by either Debtor of obligations of any entity or entities, including the other Debtor, and that the Debtors may be joint obligor(s) with another entity or entities with respect to the same obligation, as well as any contention by Creditors or holders of Interests that the Claims of other Creditors or other holders of Interests may be subordinated to their Claims or Interests by contract or by the certificates or articles of incorporation or by-laws of one or more of the Debtors. Upon Substantial Consummation achieved by the cash distributions required by Paragraphs 3.5(c), 3.6(c) and 3.9(c), all Claims against the Debtors based upon or having any benefit of any such guaranty, joint liability, or subordination shall be satisfied, discharged and released in the manner provided in the Plan, and Creditors shall be entitled to only one distribution, and no duplicative or multiple recovery, with respect to any underlying obligation of the Debtors.

                    Except as otherwise provided in the Plan and to the fullest extent permitted by applicable law, all Claims against and interests in the Debtors, and all rights and Claims between or among Creditors or holders of Interests relating in any manner whatsoever to Claims against or interests in the Debtors, based on any contractual, legal or equitable subordination rights, shall be terminated on the Effective Date and discharged in the manner provided in the Plan, and all such Claims, Interests and rights so based and all such contractual, legal and equitable subordination rights to which any entity may be entitled shall be irrevocably waived by the acceptance by such entity (or the Class of which such entity is a member) of the Plan or of any distribution pursuant to the Plan.

                    Except as otherwise provided by the Plan, pursuant to Bankruptcy Rule 9019 and any applicable state law and as consideration for the distributions and other benefits provided under the Plan, the provisions of this Paragraph 10.2 shall constitute a good faith compromise and settlement of any causes of action or controversies relating to the matters described in this Paragraph 10.2 which could be brought by any holder of a Claim or Interest against or involving another holder of a Claim or Interest or other released entity, which compromise and settlement is in the best interests of Creditors and is fair,
          equitable and reasonable.   This settlement shall

                                          28

          be  approved by
          the Bankruptcy Court as a settlement of all such Causes of Action and controversies. The Bankruptcy Court's approval of this Plan shall constitute an approval of this settlement pursuant to Bankruptcy Rule 9019 and shall constitute a finding that this is a good faith settlement pursuant to any applicable state law, given and made after due notice and opportunity for hearing, and shall bar any such cause of action by any holder of a Claim or Interest against or involving another holder of a Claim or Interest or other Released Entity. The provisions of this Paragraph 10.2 are subject to deletion, in whole or in part, by the Debtors or the Court at or prior to Confirmation if such provisions, in the opinion of the Debtors or the Court, constitute an impediment to Confirmation. Any such deletion shall be contained in the Confirmation Order.

              10.3 Survival of Indemnification Obligations. Upon Substantial Consummation, notwithstanding anything to the contrary contained in this Plan, the obligations of each of the Debtors to indemnify the present or former directors, officers, agents, employees and representatives pursuant to their respective certificates of incorporation, by-laws, contractual obligations or any applicable laws in respect of all past, present and future actions, suits and proceedings against any of such directors, officers, agents, employees and representatives based upon any act or omission related to service with, for or on behalf of any of the Debtors shall not be discharged or impaired by confirmation or consummation of this Plan, but shall survive unaffected by the reorganization contemplated by this Plan and shall be performed and honored in full. The provisions of this Paragraph 10.3 are subject to deletion, in whole or in part, by the Debtors or the Court at or prior to Confirmation if such provisions, in the opinion of the Debtors or the Court, constitute an impediment to Confirmation. Any such deletion shall be contained in the Confirmation Order.

              10.4 Preferences. Upon Substantial Consummation achieved by the cash distributions required by Paragraphs 3.5(c), 3.6(c) and 3.9(c), all preference actions that the Debtors or Reorganized Company have commenced or could have commenced pursuant to
          Section 547, and all rights to withhold any distribution on account of the receipt of any payment that is recoverable under
          Section 547 shall be deemed waived irrevocably. In the event the CMC is appointed, there shall be no waiver of preference claims.

              10.5 Bank Group Release. Upon Substantial Consummation, in consideration of the settlements made by the Bank Group upon its Claims and other good and sufficient consideration, the Debtors, their successors and assigns, and each of their agents, officers, directors, shareholders and all those claiming through the Debtors will be deemed to have released, quitclaimed, and forever discharged the Bank Group, and each of its agents, officers, directors, shareholders, representatives, successors and assigns, from any and all actions, causes of action, demands, debts, contracts, agreements, accounts, liabilities, obligations, costs, expenses, fees, damages, claims, demands, and anything else whatsoever, at law or in equity, whether known or unknown, whether for tort, lender liability, contract, fraud or otherwise, which any of the Debtors ever had, now has, or may in the future have against any member of the Bank Group arising from or relating to negotiations and documentation of the transaction giving rise to the Bank Group's Claim and management and collection thereof by the Bank Group or its agents or

                                          29

          employees,
          to and through the Effective Date. In the event the CMC is appointed, there shall be no release of the Bank Group (including Douglas D. Brendle and Brenco) and the Unsecured Creditors Committee shall have the right, power and authority to assert and enforce any and all Causes of Action against the Bank Group (including Douglas D. Brendle and Brenco), if any, that arose either before or after the filing date including all Bankruptcy Causes of Action.

                                      ARTICLE XI

                         EFFECTUATION AND SUPERVISION OF PLAN

              11.1 Retention of Jurisdiction. The business and assets of the Debtors shall remain subject to the jurisdiction of the Bankruptcy Court until the Effective Date and the Court shall retain jurisdiction to approve and issue all orders which the Court deems necessary or appropriate with respect to the Reorganization Credit Facility. Provided the CMC has not been appointed, from and after the Effective Date, until the closing of the Chapter 11 cases by the Bankruptcy Court pursuant to
          Section 350(a) and Bankruptcy Rule 3022, the Bankruptcy Court shall retain jurisdiction over the Reorganized Company and the Chapter 11 cases for purposes of determining all disputes and other issues presented by or arising under the Plan, including, without limitation, jurisdiction (a) to determine any and all disputes relating to Claims in the allowance and amount thereof,
          (b) to determine any and all disputes among Creditors with respect to their Claims, (c) to consider and allow any and all applications for compensation for professional services rendered and disbursements incurred in connection therewith, (d) to determine any and all applications, motions, adversary proceedings, any contested or litigated matters pending on the Effective Date and arising and/or relating to the Chapter 11 cases or the Plan, (e) to confirm the Plan as Modified pursuant to Section 1127(b) or to remedy any defect or omission or reconcile any inconsistency in the Confirmation Order, (f) to enforce the provisions of the Plan relating to the distributions to be made hereunder, (g) to issue such orders, consistent with
          Section 1142, as may be necessary to effectuate consummation and full and complete implementation of the Plan, including, without limitation, appropriate orders to protect the Reorganized Company against actions taken by holders of Claims or interests, (j) to determine any Bankruptcy Causes of Action not compromised or released by the Plan, (k) to determine the final amounts allowable as compensation or reimbursement of expenses pursuant to Section 503(b), and (l) to resolve any dispute after the Effective Date relating to any bills submitted by any professional employed pursuant to Order of the Bankruptcy Court. In the event the CMC has been appointed, the Bankruptcy Court shall maintain power, authority and jurisdiction over the Debtors and Estate Property to the same extent as prior to Confirmation (except as otherwise provided in this Plan) to hear and determine claims or interests, proceedings, and any disputes arising in or related to the priorities in and distribution of the assets or property of the estates to the holders of claims or interests, as provided by and in accordance with the Bankruptcy Code. Except as provided in the Plan

                                          30

          regarding the Reorganization Fund, distributions by the CMC shall be in accordance with the priorities of the Bankruptcy Code and pursuant to Court Order.

              11.2 Unsecured Creditors Committee. Ninety days following Substantial Consummation, or such other date as the Court directs, the Unsecured Creditors Committee shall cease to exist and its members and employees or agents (including, without limitation, attorneys, financial advisors, accountants, and other professionals) shall be released and discharged from all further authority, duties, responsibilities, and obligations relating to and arising from and in connection with these Chapter 11 cases. Additionally, the Unsecured Creditors Committee, the respective present or former members thereof and the respective employees or agents (including, without limitation, attorneys, financial advisors, accountants, and other professions) thereof shall not have or incur any liability to the Debtors, the Reorganized Company, any Creditor, holder of an interest, other party in interest or any other entity for any act or omission, whether known or unknown, arising out of or relating to the Chapter 11 cases or the Debtors except for gross negligence or willful misconduct, and, in all respects, they shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities and shall be deemed to have acted in good faith and so relying. In the event the CMC is appointed, the Unsecured Creditors Committee shall continue in existence for the limited purpose of resolving disputes between the Bank Group and the Unsecured Creditors Committee as described in Paragraphs 5.2.2, 9.4, and 10.5 and it shall cease to exist upon the termination and discharge of the CMC or such other time as the Court may deem appropriate.

                                     ARTICLE XII

                               MISCELLANEOUS PROVISIONS

              12.1 Compliance with Tax Requirements. In connection with the Plan, the Debtors and Reorganized Company will comply with all withholding and reporting requirements imposed by federal, state and local taxing authorities, and all distributions hereunder shall be subject to such withholding and reporting requirements.

              12.2 Binding Effect of Plan. The provisions of this Plan shall be binding upon and inure to the benefit of the Reorganized Company, any entity affected by this plan and their respective predecessors, successors, assigns, agents, officers and directors.

              12.3 Non-voting Stock. In accordance with Section 1123(a)(6), the Certificates of Incorporation of the Reorganized Company shall contain a provision prohibiting the issuance of non-voting equity securities by the Reorganized Company for a period of one (1) year following the Consummation Date.

              12.4 Authorization of Corporate Action. The entry of a Confirmation Order shall constitute a direction and authorization to and of the Debtors and the Reorganized Company to take or cause to be taken any corporate action necessary or appropriate to consummate the provisions of this Plan prior to and through Substantial Consummation (including, without

                                          31

          limitation,  taking
          such action as may be necessary or appropriate to provide for the funding necessary to retire Creditor Claims as provided herein).

              12.5 Modification of this Plan. Except as provided above as a basis of Default, the Debtors and the Reorganized Company reserve their rights to modify this Plan in accordance with
          Section 1127.

              12.6  Captions.  Article and  Paragraph captions used in this
          Plan  are  for   convenience  only  and   will  not  affect   the
          construction of this Plan.

              12.7  Method of Notice.   All  notices required  to be  given
          under this Plan, if any, shall be in writing and shall be sent by first class mail, postage prepaid, or by overnight courier:

                                   If to the Debtors, to:

                                   Brendle's Stores, Inc.
                                   1919 N. Bridge Street Extension
                                   Elkin, NC 28621
                                   Attn:  David Renegar

                                   with copies to:

                                   Allman Spry Humphreys & Leggett, P.A.
                                   380 Knollwood Street, Suite 700
                                   Winston-Salem, NC 27103-4152
                                   Attn:  R. Bradford Leggett

          Any of the above may, from time to time, change its address for future notices and other communications hereunder by filing a notice of the change of address with the Bankruptcy Court. Any and all notices given under this Plan shall be effective when received.

              12.8 Reservation. If the Plan is not confirmed by the Bankruptcy Court for any reason, the rights of all parties in interest in the Chapter 11 Cases will be reserved in full. Furthermore, any concession reflected herein is made for purposes of the Plan only, and if the Plan does not become effective, no party in interest in the Chapter 11 Cases shall be bound or deemed prejudiced by any such concession, including a vote which accepts the Plan. Nothing contained in the Plan waives or shall be deemed to waive any rights of any holder of an Allowed Claim in the classes represented by any supporter of the Plan to object to any provisions of the Plan, all such rights being expressly reserved.

              12.9 Savings Clause. If any clause or provision of this Plan is determined by the Bankruptcy Court to be improper or ineffective, the Plan, at the request of the Debtors, may be confirmed without that clause or provision.

                                          32

                    Respectfully submitted this the 10th day of November, 1993.

                                        BRENDLE'S INCORPORATED


                                        By:  S/ Douglas D. Brendle

                                            Douglas D. Brendle, Chairman and
                                             Chief Executive Officer

                                        BRENDLE'S STORES, INC.


                                        By:  S/ Douglas D. Brendle

                                            Douglas D. Brendle, Chairman and
                                            Chief Executive Officer
          S/ R. Bradford  Leggett
          R. Bradford Leggett, State Bar No. 2697
          C. Edwin Allman, III, State Bar No. 8625
          Catharine R. Carruthers, State Bar No. 9572
          M. Joseph Allman, State Bar No. 13395
          ALLMAN SPRY HUMPHREYS & LEGGETT, P.A.
          380 Knollwood Street, Suite 700
          Post Office Drawer 5129
          Winston-Salem, NC 27113-5129
          Telephone:  (919) 722-2300
          Attorneys for the Debtors


                                          33